                                                                    EXHIBIT 10.1

     RESIDUAL INTEREST IN SECURITIZATIONS REVOLVING CREDIT AND TERM LOAN AGREEMENT dated as of April 30, 1998, by and among Consumer Portfolio Services, Inc., a California corporation (the "Company"), and State Street Bank and Trust
                                     -------
Company as agent and lender ("State Street"), The Structured Finance High Yield
                              ------------
Fund, LLC as lender and The Prudential Insurance Company of America as lender. Said lenders are sometimes herein collectively referred to as the "Lenders" and
                                                                   -------
each individually a "Lender".  State Street in its capacity as agent for the
                     ------
Lenders hereunder is sometimes herein referred to as the "Agent".  Certain other
                                                          -----
terms used herein are defined in Section 9.
                                 ---------

     The Company, the Lenders and the Agent hereby agree as follows:

Section 1.  Amount and Terms of the Credit.
------------------------------------------

1.1  Recitals; Commitments. The Company wishes to establish revolving credits
     ---------------------
with the Lenders in an aggregate principal amount at any one time outstanding not in excess of Thirty Three Million Three Hundred Thirty Three Thousand Three Hundred Thirty Three Dollars ($33,333,333), to expire April 30, 1999, convertible into a term loan on said date or on such earlier date as may be determined in accordance with Section 8.3 (as applicable, the "Conversion Date")
                              -----------                      ---------------
in an aggregate principal amount not in excess of the Available Line Commitment (as hereinafter defined) on the Conversion Date.

     Each Lender is severally willing to establish such a revolving credit and to make such loans to the Company, subject to the terms and conditions hereafter set forth, in the following maximum amounts at any one time outstanding set forth opposite each Lender's name (each of such amounts being hereinafter called each Lender's "Commitment", and collectively for all of the Lenders the "Total
               ----------                                                -----
Commitment") and in the respective percentages set forth opposite each Lender's
----------
name which shall be applicable to such credits and loans hereunder (hereinafter such Lender's "Percentage"):
               ----------


     Lender                        Commitment           Percentage
     ------                      --------------         ----------
     State Street Bank           $16,666,666.50              50.0%
     and Trust Company

     The Structured Finance      $ 5,000,000.00              15.0%
     High Yield Fund, LLC

     The Prudential Insurance    $11,666,666.50              35.0%
                                 --------------             ------
     Company of America



       TOTAL                     $33,333,333.00             100.0%
                                 ==============             ======


1.2  Revolving Credit Loans; Borrowing Base; Mechanics of Blocked Account;
--------------------------------------------------------------------------
Borrowing Base Report.
---------------------

     (a)  Establishment of Line of Credit.  Subject to the terms and conditions
          -------------------------------
hereof, and in reliance upon the representations and warranties contained herein, each Lender hereby severally establishes a revolving credit facility (collectively the "Line of Credit") convertible subject to the provisions of
                   --------------
Section 1.4 into a term loan in favor of the Company in the principal amount of
-----------
its Revolving Credit Loan outstanding as of the Conversion Date. Under the Line of Credit, subject to the terms and conditions hereof, the Company may borrow prior to the Conversion Date from time to time, from each Lender severally and not jointly, an aggregate principal amount at any time not in excess of such Lender's Percentage of the Available Line Commitment in effect on such date. As used herein, the term "Available Line Commitment" shall mean, as of any date of
                       -------------------------
determination, the lesser of (i) the Total Commitment or (ii) the Borrowing
                   ------
Base.  As used herein, the term "Borrowing Base" shall mean, as of any date of
                                 --------------
determination, an amount equal to the least of:
                                      -----

          (A) 80% of the Company's (and/or CPSRC's) interest in Investments in Credit

          Enhancements relating to Eligible Securitization Transactions (without duplication); or

          (B) 65% of the Lenders' Value Model; or

          (C) 8% of the aggregate outstanding Certificate Balance relating to Eligible Securitization Transactions;

in each instance as reported on the most recently submitted Borrowing Base Report. Each such borrowing pursuant to the Line of Credit is herein called a

"Revolving Credit Loan" and such borrowings are collectively called the
 ---------------------
"Revolving Credit Loans".
 ----------------------

     (b)  Mechanics of Revolving Credit Loans.  Each Revolving Credit Loan shall
          -----------------------------------
be made by each Lender in such amount (not in excess of such Lender's Commitment) as the Company shall request, provided that each borrowing shall be in a minimum aggregate amount of $1,500,000 from all of the Lenders or such lesser amount as may be equal to the then unused portion of the Available Line Commitment. Requests for borrowings hereunder shall in each case be made pro
                                                                          ---
rata from each of the Lenders in accordance with their respective Percentages of
----
the Total Commitment. Revolving Credit Loans shall be effected by separate wire transfers from the respective Lenders to the Operating Account referred to below, and shall be made at such times before the Conversion Date as the Company may request by three (3) Banking Days' prior notice (by 3:00 p.m. eastern standard time) to each of the Lenders (the "Borrowing Request"), provided that
                                            -----------------    --------
the initial Revolving Credit Loans made in connection with the inclusion of any subsequent securitization transaction within the Borrowing Base pursuant to subsection 4.12 below shall be funded by the Lenders not less than three (3)
---------------
Banking Days after issuance by the Lenders to the Company of written confirmation that such subsequent securitization transaction will be an Eligible Securitization Transaction as contemplated by such subsection 4.12. All
                                                   ---------------
Borrowing Requests shall be in writing, or by telephonic communication confirmed by telecopy or other facsimile transmission on the same day as the telephone request, and shall specify the proposed date, the amount of the Revolving Credit Loans and the appropriate wiring instructions. Upon receipt of all Borrowing Requests for Revolving Credit Loans hereunder, the Agent shall promptly notify the other Lenders, specifying the proposed date and respective amounts thereof. Each Lender shall make each Revolving Credit Loan hereunder on such proposed date by delivering to the Company's account at Bank of America, ABA #121000358; Account 14584-25131; Beneficiary: Consumer Portfolio Services; Attn: Jim Stock; Other Instructions: CPS Loan Disbursement Account (together with any successor account from time to time designated by the Company, the "Operating Account")
                                                          -----------------
the amount thereof in immediately available funds by not later than 1:00 p.m. Boston time on the date on which such Revolving Credit Loans are to be made.

     (c)  Mechanics of Blocked Account.  Pursuant to the Eligible Securitization
          ----------------------------
Transaction Documents (including, but not limited to, the Irrevocable Payment Directives), and the documents governing any additional Eligible Securitization Transaction(s), the Company shall cause (i) the trustee, depository or paying agent maintaining any Spread Account or other account from which Base Servicing Fees relating to any transaction in the Company's aggregate servicing portfolio are to be released to the Company to release such proceeds directly to the Blocked Account and (ii) CPSRC to make any and all distributions and to pay any dividends or other amounts of any kind or nature from time to time made or paid from CPSRC to the Company to be paid directly to the Blocked Account. On or prior to the earlier to occur of the Conversion Date or a Default or Event of Default the Agent will, on the 15th day of each month, apply available funds on deposit in the Blocked Account first, to the payment of the accrued but unpaid interest on the Notes, and second, to the principal amount outstanding of the Notes in sufficient amounts to keep the aggregate principal amount outstanding under the Notes within the Borrowing Base. As soon as reasonably practicable, but in any event no later than the Banking Day next succeeding the day on which available funds on deposit in the Blocked Account are so applied by the Agent, available funds remaining on deposit in the Blocked Account will be released to the Operating Account or to such other accounts as may from time to time be designated by the Company in writing. After the Conversion Date, available funds on deposit in the Blocked Account will be applied by the Agent in accordance with subsection 1.5 below. After the occurrence of an Event of
                --------------
Default,
available funds on deposit in the Blocked Account will be applied by the Agent in accordance with subsection 1.7 below.
                   --------------

     (d) Reborrowings.  During the period prior to the Conversion Date, the
         ------------
Company may, at its option, from time to time prepay all or any portion of the Revolving Credit Loans made from time to time hereunder, without penalty or premium (other than the LIBOR Premium, if applicable), subject to the provisions of subsection 1.8, and the Company may reborrow from time to time hereunder
   --------------
amounts so paid up to the amount of the Available Line Commitment in effect at the time of reborrowing.

     (e) Borrowing Base Reports.  On the date of each Borrowing Request for a
         ----------------------
Revolving Credit Loan, and on the later of (i) the 12th business day of each month and (ii) one business day prior to the 15th day of the month (whether before or after the Conversion Date), or the next succeeding Banking Day if the 12th business day of any month is not a Banking Day (or after and during the continuance of a Default, on such more frequent basis as the Majority Lenders may from time to time specify by notice to the Company), the Company shall deliver to the Lenders a Borrowing Base Report, substantially in the form of

Exhibit A hereto (the "Borrowing Base Report"), each such Borrowing Base Report
---------              ---------------------
to set forth in reasonable detail the information specified therein as of the close of business on the immediately preceding month-end, and shall be signed by the Chief Executive Officer, President, any Vice-President and/or Chief Financial Officer of the Company. Such Borrowing Base Reports may be delivered by overnight mail, courier, telex, telecopy or other facsimile transmission. Each Borrowing Base Report will set forth, in such detail as the Lenders may from time to time reasonably require, the Borrowing Base calculated in accordance with subsection 1.2(a) above.
                -----------------

1.3  Revolving Credit and Term Notes; Interest.
----------------------------------------------

     (a) Form of Note. The Revolving Credit Loans made by each Lender pursuant to this Section 1 shall not exceed such Lender's Commitment and shall be
        ---------
evidenced by a revolving credit and term promissory note of the Company in a principal amount equal to such Lender's Commitment and in the form attached hereto as Exhibit B. There shall be one (1) note payable to the order of each
          ---------
Lender (each such note being herein called a "Note" and all such notes being
                                              ----
herein collectively called the "Notes").
                                -----

     (b) Interest Rate. Each Note shall bear interest (computed on the basis of the actual number of days elapsed over a 360-day year) on the unpaid principal amount thereof at a rate per annum determined as follows:

          (i) the per annum rate for any portion of the outstanding principal balance of the Notes which is not the subject of a LIBOR Option shall be equal to the Prime Rate plus one percent (1%) (the "Applicable Prime
                                                         ----------------
     Rate"); and
     ----
          (ii) the per annum rate for any LIBOR Portion shall be equal to the LIBOR Rate plus 4% (the "Applicable LIBOR Rate").
                              ---------------------

     (c) Interest Payment Date. Interest on the Note shall be payable monthly in arrears on the fifteenth day of each month (whether prior to or after the Conversion Date), commencing on the first such date next succeeding the date of issuance, and at maturity (whether by acceleration or otherwise) and subject to the additional default rate provided for in subsection 1.10. Each change in the
                                            ---------------
rate of interest payable on any portion of the outstanding balance of the Notes that is subject to the Applicable Prime Rate, shall take effect simultaneously with the corresponding change in the Prime Rate. Notwithstanding anything contained herein or in any other Loan Document to the contrary, in no event shall the amount paid or agreed to be paid by the Company as interest on the Notes exceed the highest lawful rate permissible under any law applicable thereto.

1.4 Conversion of Revolving Credit Loans to Term Loans. Each Lender, severally
------------------------------------------------------
and not jointly, agrees that, upon the terms and subject to the Company's compliance with all terms of this Agreement, provided that there shall occur no
                                             --------
Default or Event of Default which has not been remedied or cured in accordance with the terms of Section 12 prior to such Conversion Date, the full outstanding principal
   ----------
balance of its Revolving Credit Loans (up to an amount equal to such Lender's
                                       -----
Percentage of the Available Line Commitment), shall convert to a term loan on the Conversion Date (each such term loan being called a "Term Loan", all such
                                                         ---------
term loans being herein collectively called the "Term Loans", and the Term Loans
                                                 ----------
and the Revolving Credit Loans being sometimes referred to collectively as the "Loans" and each individually as a "Loan"). The Term Loan of each Lender shall
 -----                              ----
be in a principal amount not exceeding such Lender's Percentage of the Available Line Commitment on the Conversion Date, and the Term Loans shall be pro rata
                                                                    --------
from each of the Lenders in accordance with their respective Percentages of the Total Commitment.

1.5  Principal Amortization of the Notes After Conversion Date. In addition to
--------------------------------------------------------------
the Company's ongoing obligation to pay accrued interest on the Notes pursuant to subsection 1.3, which obligation shall be satisfied to the extent of
   --------------
available funds in the Blocked Account prior to application of such funds in repayment of principal in the amounts set forth below in this subsection 1.5,
                                                              --------------
the Company shall repay the outstanding principal balance of the Notes as of the Conversion Date in not more than forty-eight (48) consecutive monthly installments, due and payable on the 15th day of each month (or the next succeeding Banking Day, if the 15th day of any month is not a Banking Day) commencing with the first such date next succeeding the Conversion Date, each such monthly installment to be in an amount equal to the greater of (i) the aggregate amount transferred or released to each of the Company's Eligible Subsidiaries in connection with each Eligible Securitization Transaction (whether from all Spread Accounts or otherwise) since the 15th day of the previous month and (ii) one-forty-eighth of the outstanding principal balance of the Notes on the Conversion Date.

1.6  Fees.
---------

     (a) Commitment Fee. The Company shall pay each Lender a commitment fee (the "Commitment Fee") for the period commencing on the Closing Date to and including
 --------------
the Conversion Date, or the earlier date of termination of the Line of Credit hereunder, equal to twenty-five one-hundredths of one percent (.25%) per annum (computed on the basis of the actual number of days elapsed over a 360-day year) of such Lender's Percentage of the average daily unused portion of the Total Commitment. The Commitment Fee shall be paid quarterly in arrears on the last day of each March, June, September and December of each year, commencing on the first such date next succeeding the Closing Date, and on the Conversion Date or earlier date of termination of the Line of Credit.

     (b) Changes Affecting Commitment Fee. If any change in any requirement imposed upon any Lender by any law of the United States of America, any state thereof or by any regulation, order, interpretation, ruling or official directive (whether or not having the force of law) of the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation or any other board or governmental or administrative agency of the United States of America shall impose, increase, modify or deem applicable any reserve, special deposit, assessment or other requirement against the Commitment of such Lender hereunder, and the result of the foregoing, in the reasonable determination of such Lender, is to impose an increased cost on such Lender that is attributable to the maintaining of the Commitment, then the Commitment Fee payable to such Lender shall be increased on the same basis as such fees are increased for all similar commitments maintained by such Lender, for so long as the increased cost is imposed on such Lender, to the extent reasonably determined by such Lender to be necessary to compensate such Lender for such increased cost. The determination by such Lender of the amount of such cost, if done in good faith, shall, in the absence of manifest error, be conclusive, and at the Company's request such Lender shall demonstrate the basis for such determination.

1.7 Application of Funds Deposited Into Blocked Account After Event of Default.
------------------------------------------------------------------------------

     From and after the occurrence of a Default or Event of Default, such Default or Event of Default not having previously been remedied or cured in accordance with Section 12 below, and without prejudice to any other rights or
                ----------
remedies of the Agent or the Lenders, all amounts paid into the Blocked Account from whatever source shall be applied by the Agent as follows:

          First, to the payment of the reasonable costs and expenses incurred by
          -----
          the Agent and the Lenders in connection with such Default or Event of Default;

          Second, to the payment in full of all accrued and unpaid interest due
          ------
          and owing on the Notes;

          Third, to the payment in full of all unpaid principal of the Notes;
          -----
          and

          Fourth, to the payment in full of all other amounts owed by the
          ------
          Borrower to the Agent or any Lender pursuant to any Loan Document.


The Agent's application of amounts paid into the Blocked Account in accordance with this subsection 1.7 shall not affect, limit or impair in any manner the
          --------------
rights and remedies of the Agent or the Lenders set forth in subsection 8.2
                                                             --------------
below.

1.8  Prepayment; Repayment of Outstanding Loans in Excess of Available Line
---------------------------------------------------------------------------
Commitment.
----------

     (a) Voluntary Prepayment. On at least three (3) Banking Days' prior written notice to each Lender, the Company may, at its option, prepay the Notes after the Conversion Date in whole at any time or in part from time to time, without a premium or penalty of any kind attributable to such prepayment. Any optional prepayment of the Notes in part shall be in an aggregate principal amount of not less than $300,000 to all of the Lenders. Any prepayment in full of the Notes after the Conversion Date shall be made together with accrued interest on the amount prepaid to the date of such prepayment and all other fees and expenses due the Lenders, including, but not limited to, the LIBOR premium.

     (b) Mandatory Prepayment. If at any time (whether prior to or after the Conversion Date) the aggregate outstanding principal amount of the Loans exceeds the Available Line Commitment, the Company will immediately repay the Notes, without penalty or premium, in an amount necessary to cause the outstanding principal amount of the Loans not to exceed the Available Line Commitment. Except for payments made in accordance with subsection 1.5, prepayments of the
                                            --------------
Notes after the Conversion Date will be applied in inverse order of maturity.


1.9  Security. The Notes and all other obligations of the Company hereunder
-------------
and/or under the other Loan Documents shall be secured by and entitled to the benefits of the following (except to the extent that any thereof may be expressly waived by the Majority Lenders):

     (a) A Pledge and Security Agreement (the "Pledge and Security Agreement")
                                               -----------------------------
for the ratable benefit of the Lenders pursuant to which the Company shall have granted to the Agent a first priority perfected security interest in, lien on and pledge of all tangible and intangible personal property and assets of the Company of every kind and description including, without limitation, "investment property", "accounts", "general intangibles", "chattel paper", "inventory" and "equipment", as such terms are defined in any applicable Uniform Commercial Code, one hundred percent (100%) of the issued and outstanding capital stock of CPS Receivables Corp. ("CPSRC"), a California corporation, CPS Funding
                        -----
Corporation, a California corporation ("FundCo") and CPS Warehouse Corp.
                                        ------
("WareCo"), a Delaware corporation, together with any and all other right, title
  ------
and interest of the Company to receive dividends, distributions, advances, loans or other payments of money in respect of (i) the Residual Interest in Securitizations (including any and all rights to investment, interest or other income on Investments in Credit Enhancements and any collection accounts to the extent released therefrom), (ii) all Eligible Securitization Transaction Documents, (iii) all Base Servicing Fees receivable from the Company's aggregate servicing portfolio (the "Base Servicing Fees"), (iv) the CPSRC, FundCo or
                          -------------------
WareCo Stock and (v) any and all other agreements, documents and/or instruments of the Company or to which the Company is a party, now existing or hereafter arising in connection with any securitization transaction;

     (b) For the Company's Irvine, California headquarters, and any other location at which Collateral (as defined below) and/or records (to the extent not also available at such Irvine, California headquarters) relating to the
---
Company's interests in any Eligible Securitization Transaction are maintained or stored, a landlord's consent relating to the Agent's access to all such leased premises;

     (c) Mortgages on any real estate owned or acquired by the Company or any of its Subsidiaries;

     (d) An Intercreditor and Subordination Agreement (the "FSA Intercreditor
                                                            -----------------
Agreement") among the Company, the Agent, Norwest Bank Minnesota, National
---------
Association and Financial Security Assurance ("FSA");
                                               ---

     (e) All of the Company's right, title and interest in all of its securitization transactions, now existing or hereafter arising or entered into, including but not limited to, Alton Grantor Trust 1993-1, Alton Grantor Trust 1993-2, Alton Grantor Trust 1993-4; Alton Grantor Trust 1993-4, CPS Auto Grantor Trust 1994-1, CPS Auto Grantor Trust 1994-2, CPS Auto Grantor Trust 1994-3, CPS Auto Grantor Trust 1994-4, CPS Auto Grantor Trust 1995-1, CPS Auto Grantor Trust 1995-2, CPS Auto Grantor Trust 1995-3, CPS Auto Grantor Trust 1995-4, CPS Auto Grantor Trust 1996-1, FASCO Auto Grantor Trust 1996-1, CPS Auto Grantor Trust 1996-2, CPS Auto Grantor Trust 1996-3, CPS Auto Grantor Trust 1997-1, CPS Auto Grantor Trust 1997-2, CPS Auto Receivables Trust 1997-3, CPS Auto Receivables Trust 1997-4, CPS Auto Receivables Trust 1997-5 and, CPS Grantor Trust 1998-1;

     (f) A cash collateral account (the "Cash Collateral Account") on deposit
                                         -----------------------
with State Street Bank and Trust Company provided by the Company for the benefit of the Lenders, which will, at all times, have a cash balance equal to the greater of (i) $1,000,000 and (ii) the Estimated Interest Payment; and

     (g) Irrevocable payment directives (the "Irrevocable Payment Directives")
                                              ------------------------------
from the Company to (i) CPSRC authorizing CPSRC to pay any and all dividends payable to CPS to the Blocked Account and (ii) to the spread account trustee or other paying agent under each transaction in the Company's aggregate servicing portfolio authorizing such spread account trustee or paying agent to pay all Base Servicing Fees directly to the Blocked Account.

     All of the agreements and instruments described in this subsection, together with any and all other agreements and instruments heretofore or hereafter securing the Notes and the Company's other obligations hereunder, are sometimes hereinafter referred to collectively as the "Security Documents" and
                                                       ------------------
each individually as a "Security Document".  All of the real and personal
                        -----------------
property described in clauses (a), (b), (c), (d), (e), and (f) of this subsection, together with any additions thereto or replacements or proceeds thereof, and any other real or personal property hereafter securing the Notes, are sometimes hereinafter referred to collectively as the "Collateral". The
                                                           ----------
Company agrees to take such actions as may be necessary from time to time to cause the Agent for the benefit of the Lenders to be secured by and entitled to the benefits of the Security Documents as described in this subsection, including, without limitation, the obtaining of consents of any third parties. The Security Documents shall be satisfactory in form and substance to the Lenders and their counsel.

1.10 Default Rate Of Interest. In the event of any Event of Default, including
-----------------------------
but not limited to the Company's failure to make any payment of principal of or interest on any Note when due, whether at maturity or at a date fixed for the payment of any installment or prepayment thereof or by declaration, acceleration or otherwise, interest on the full outstanding balance of principal and (to the extent permitted by law) interest on each Note shall, during the continuance of such Event of Default, be payable on demand at a rate per annum equal to two percent (2%) above the rate otherwise applicable to such Note hereunder.

1.11 Notations. Prior to any sale or other disposition of any Note by any
--------------
Lender, such Lender shall make a notation on such Note (or on a paper annexed thereto) of the unpaid principal amount thereof at the time outstanding, the last date to which interest has been paid thereon and the amount of unpaid interest accrued thereon to the date of such sale or disposition. Upon payment in full of the principal of and interest on any Note, such Note shall be canceled and returned to the Company, provided that no Note shall be canceled or returned so long as
                --------
the Lenders shall be obligated to make Revolving Credit Loans hereunder.

1.12 Form and Terms of Payment. All payments by the Company of principal of or
------------------------------
interest on the Notes and of any fee due hereunder shall be made to the Agent for the account of the Lenders (except for fees paid to the Agent solely for its own account) at the address of the Agent hereinafter set forth in this Agreement (or at such other address as the Agent shall have furnished to the Company in writing) and shall be made in immediately available funds free of any counterclaim, set-off or charge. The Company hereby authorizes the Agent to charge the Company's Blocked Account, Operating Account or any other deposit accounts from time to time maintained by the Company with the Agent for the purpose of effecting such payments. If any payment of principal of or interest on the Notes shall become due on a day which is not a Banking Day, such payment may be made on the next succeeding Banking Day and such extension shall be included in computing interest in connection with such payment.

1.13 Pro Rata Treatment. Each payment and prepayment of the principal of the
-----------------------
Notes shall be made pro rata among the Lenders based upon the respective unpaid
                    --------
principal amounts of the Notes at the time outstanding. Each permanent reduction of the Total Commitment shall be made pro rata among the Lenders based upon the
                                      --------
respective amount of each Lender's Percentage of the Total Commitment.

1.14 Capital Adequacy. If after the date of this Agreement, any Lender shall
---------------------
have reasonably determined that the adoption or implementation of any applicable law, rule or regulation regarding capital requirements for the Lenders or any Lender holding companies, or any change therein (including, without limitation, any change according to a prescribed schedule of increasing requirements, whether or not known on the date of this Agreement), or any change in the interpretation or administration thereof by any governmental authority, central Lender or comparable agency charged with the interpretation or administration thereof, or compliance by such Lender with any request or directive of any such Person regarding capital adequacy (whether or not having the force of law) has the effect of reducing the return on such Lender's capital to a level below that which such Lender could have achieved (taking into consideration such Lender's policies with respect to capital adequacy immediately before such adoption, implementation, change or compliance) but for such adoption, implementation, change or compliance as a consequence of its Commitment to make Loans hereunder by any amount reasonably deemed by such Lender to be material, the Company shall pay to such Lender as an additional fee from time to time on demand such amount as such Lender shall have reasonably determined to be necessary to compensate it for such reduction. The determination by such Lender of such amount, if done on the basis of any reasonable averaging and attribution methods, shall in the absence of manifest error be conclusive, and at the Company's request, such Lender shall demonstrate the basis of such determination.

1.15 Special Provisions Concerning Lenders' Value Model; Confidentiality . The
------------------------------------------------------------------------
Company and each of the Lenders (other than State Street) acknowledge and agree with State Street that the Lenders' Value Model is proprietary information of State Street. The Lenders shall hold all non-public information relating to the Lenders' Value Model obtained by them under this Agreement in accordance with their customary procedures for holding information of that nature. In order to facilitate the Company's and each other Lender's calculation of the applicable Borrowing Base under Section 1.2(a)(B) above, State Street has delivered to the
                     -----------------
Company and each other Lender the full text of the formulas used in the Lenders' Value Model. The Company hereby covenants to and agrees with State Street that
(i) it will hold the Lenders' Value Model in confidence and not disclose or deliver it in any form or variation to any third party, except those persons in the Company's organization or its advisors, (provided that the Company's
                                             --------
advisors shall agree in writing to hold the Lenders' Value Model in confidence prior to its disclosure to such advisors) who need to know such information in order to periodically calculate the Borrowing Base (the "Permitted Purpose"),
                                                         -----------------
unless such information becomes public knowledge or is otherwise required to be disclosed by law, (ii) the Company shall use the Lenders' Value Model solely for the Permitted Purpose and (iii) upon termination of this Agreement, the Company will return the full text of the formulas used in the Lenders' Value Model to State Street. Without limiting the foregoing, the Company covenants to and agrees with State Street that it shall not duplicate, copy or in any manner make extracts from the Lenders' Value Model. THE COMPANY HEREBY AGREES TO INDEMNIFY STATE STREET FOR ANY AND ALL DAMAGES, LOSSES, COSTS OR EXPENSES INCURRED BY STATE STREET BY REASON OF ITS BREACH OF THE PROVISIONS OF THIS SUBSECTION 1.15.
                                 ---------------

Section 2.  LIBOR Provisions.
----------------------------

2.1  Certain Definitions. As used herein, the following terms have the following
------------------------
respective meanings:

     Banking Day:  (i) when used with respect to any LIBOR provision, a day on
     -----------
which dealings may be effected in deposits of U.S. dollars in the London interbank foreign currency deposits market and on which banks may conduct business in London, England, New York, New York and Boston, Massachusetts, and
(ii) when used with respect to the other provisions of this Agreement, any day excluding Saturday and Sunday and excluding any other day which shall be in New York, New York, Boston, Massachusetts, a legal holiday or a day on which banking institutions are authorized by law to close.

     Board:  the Board of Governors of the Federal Reserve System of the United
     -----
States.

     Legal Requirement:  any requirement imposed upon any Lender by any law of
     -----------------
the United States of America, any state thereof, or the United Kingdom or by any regulation, order, interpretation, ruling or official directive (whether or not having the force of law) of the Board, the Bank of England or any other board, central bank or governmental or administrative agency, institution or authority of the United States of America, the United Kingdom or any political subdivision of either thereof.

     LIBOR Option:  the option granted pursuant to this Section 2 to have the
     ------------                                       ---------
interest on all or any portion of the principal amount of the Loans based on the LIBOR Rate plus four percent (4%). Each Loan hereunder shall be subject to the LIBOR Option provided that each condition set forth in Section 2.2 hereof is
             --------                                  -----------
either satisfied or waived by the Lenders. In the event the conditions set forth in Section 2.2 hereof are not satisfied or waived then the Loans requested
         -----------
with such Borrowing Request shall be subject to the Applicable Prime Rate.

     LIBOR Period:  a period of 1 month, commencing on any Banking Day; provided
     ------------                                                       --------
that no LIBOR Period with respect to any LIBOR Portion of the Term Loans shall extend beyond the Maturity Date. If any LIBOR Period so selected would otherwise end on a date which is not a Banking Day, such LIBOR Period shall instead end on the next preceding or succeeding Banking Day as determined by the Agent in accordance with the then current banking practice in London. Each determination by the Agent of any LIBOR Period shall, in the absence of manifest error, be conclusive, and at the Company's request the Agent shall demonstrate the basis for such determination.

     LIBOR Portion:  all Loans requested hereunder shall be subject to the LIBOR
     -------------
Option.

     LIBOR Premium:  with respect to the prepayment of any LIBOR-based Loans, an
     -------------
amount equal to the product of (i) the excess, if any, of the original LIBOR Rate on the amount so prepaid over the LIBOR Rate of interest on Eurodollar deposits having a maturity date approximating the last Banking Day of the applicable LIBOR Period, multiplied by (ii) the principal amount so prepaid, multiplied by (iii) a fraction, the numerator of which is the number of days remaining in the related LIBOR Period and the denominator of which is 360.

     LIBOR Rate: with respect to any LIBOR Portion for the related LIBOR Period,
     ----------
an interest rate per annum equal to the product of (a) the Base LIBOR Rate (as hereinafter defined) and (b) Statutory Reserves. For purposes of this definition, the term "Base LIBOR Rate" shall mean the rate at which deposits of U.S. dollars approximately equal in principal amount to the LIBOR Portion and for a maturity equal to the applicable LIBOR Period are offered to the Lenders in the London interbank foreign currency deposits market at approximately 11:00 a.m., London time (or, if such rate is not then offered to the Lender, at the rate at which deposits of U.S. dollars approximately equal in principal amount to the LIBOR Portion and for a maturity equal to the applicable LIBOR Period are offered on the Telerate (page 3750 or any successor page), three (3) Banking Days prior to the commencement of such LIBOR Period, for delivery on the first day of such LIBOR Period. Each determination by the Lenders of any LIBOR Rate shall, in the absence of manifest error, be conclusive, and, at the Borrower's request, the Lenders shall demonstrate the basis for such determination.

     Statutory Reserves:  a fraction (expressed as a decimal), the numerator of
     ------------------
which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including, without limitation, any marginal, special, emergency or supplemental reserves), expressed as a decimal, established by the Board and any other banking authority to which the Agent is subject for Eurocurrency Liabilities (as defined in Regulation D of the Board). Such reserve percentages shall include, without limitation, those imposed under such Regulation D. LIBOR Portions of the Loans shall be deemed to constitute Eurocurrency Liabilities and as such shall be deemed to be subject to such reserve requirements without benefit of or credit for proration, exceptions or offsets which may be available from time to time to the Agent under such Regulation D. Statutory Reserves shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

     Tax:  in relation to any LIBOR-based Loans and the applicable LIBOR Rate,
     ---
any tax, levy, impost, duty, deduction, withholding or other charges of whatever nature required by any Legal Requirement (i) to be paid by the Agent and/or (ii) to be withheld or deducted from any payment otherwise required hereby to be made by the Company to the Agent, provided that the term "Tax" shall not include any
                             -------- ----           ---
taxes imposed upon the net income of any Lender by the United States of America or any political subdivision thereof.

2.2  Conditions for Basing Interest on the LIBOR Rate. Upon the condition that:
-----------------------------------------------------

     (a) The Lenders and the Agent shall have received a Borrowing Request from the Company, at least three (3) Banking Days prior to the first day of the LIBOR Period requested indicating the requested LIBOR Portion;

     (b) There shall have occurred no change in applicable law which would make it unlawful for the Agent to obtain deposits of U.S. dollars in the London interbank foreign currency deposits market;

     (c) As of the date of the Borrowing Request and the first day of the LIBOR Period, there shall exist no Default or Event of Default; and

     (d) The Agent shall not have determined in good faith that it is unable to determine the LIBOR Rate in respect of the requested LIBOR Period or that it is unable to obtain deposits of U.S. dollars in the London interbank foreign currency deposits market in the applicable amounts and for the requested LIBOR Period; then interest on the LIBOR Portion requested during the LIBOR Period requested will be based on the applicable LIBOR Rate. All Loans requested hereunder shall be subject to the LIBOR Rate unless the conditions set forth in this Section 2.2 are not satisfied or waived by the Lenders. In the event that
     -----------
the conditions set forth herein or not satisfied or waived by the Lenders, the Loans requested with such Borrowing Request shall be subject to the Applicable Prime Rate.

2.3 Indemnification for Funding and Other Losses. Each Borrowing Request shall
------------------------------------------------
be irrevocable and binding on the Company. Without limiting the generality of subsection 2.4, the Company hereby agrees to indemnify the Agent and each Lender
--------------
against any loss or expense incurred by the Agent or such Lender as a result of any failure on the part of the Company to fulfill, on or before the date specified in any Borrowing Request, the applicable conditions set forth in this Agreement, including, without limitation, any loss (including loss of anticipated profits) or expense incurred by reason of the liquidation of redeployment of deposits or other funds acquired by the Lender to fund or maintain the requested LIBOR Portion when interest on such LIBOR Portion, as a result of such failure on the part of the Company, is not based on the applicable LIBOR Rate for the requested LIBOR Period.

2.4 Change in Applicable Laws, Regulations, etc. If any Legal Requirement shall
-----------------------------------------------
make it unlawful for the Agent to fund through the purchase of U.S. dollar deposits any LIBOR Portion, or otherwise to give effect to its obligations as contemplated hereby, or shall impose on any Lender any costs based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of such Lender which includes deposits by reference to which the LIBOR Rate is determined as provided herein or a category of extensions of credit or other assets of such Lender which includes any LIBOR Portion, or shall impose on any Lender any restrictions on the amount of such a category of liabilities or assets which such Lender may hold, (i) the Agent by notice thereof to the Company may terminate the LIBOR Option, (ii) any LIBOR Portion subject thereto shall immediately bear interest thereafter at the rate provided for (with respect to Loans not subject to a LIBOR Option) in subsection
                                                                      ----------
1.3, and (iii) the Company shall indemnify the Agent and the Lenders against any
---
loss, penalty or expense incurred by the Agent or any Lender by reason of the liquidation or redeployment of deposits or other funds acquired by the Lender, to fund or maintain such LIBOR Portion if and to the extent such loss, penalty or expense is caused by the Company. A certificate of an officer of any Lender setting forth the amount of such loss, penalty or expense, and the basis therefor shall, in the absence of manifest error, be conclusive.

2.5 Taxes. It is the understanding of the Company and the Lenders that the
---------
Lenders shall receive payments of amounts of principal of and interest on the Notes (including but not limited to interest with respect to the LIBOR Portions from time to time subject to a LIBOR Option) free and clear of, and without deduction for, any Taxes. If (i) any Lender shall be subject to any such Tax in respect of any such LIBOR Portion or part thereof or (ii) the Company shall be required to withhold or deduct any such Tax from any such amount, and (iii) such Tax shall not have existed as of the date of the applicable LIBOR Request, the LIBOR Rate applicable to such LIBOR Portion shall be adjusted by the Agent to reflect all additional costs incurred by such Lender in connection with the payment by such Lender or the withholding by the Company of such Tax and the Company shall provide the Agent with a statement detailing the amount of any such Tax actually paid by the Company. Determination by a Lender of the amount of such costs shall, in the absence of manifest error, be conclusive, and at the Company's request, such Lender shall demonstrate the basis of such determination. If after any such adjustment, any part of any Tax paid by any Lender is subsequently recovered by such Lender, such Lender shall reimburse the Company to the extent of the amount so recovered. A certificate of an officer of the Lender setting forth the amount of such recovery and the basis therefor shall, in the absence of manifest error, be conclusive, and at the Company's request, such Lender shall demonstrate the basis of such determination.

Section 2A. Use of Proceeds. The Company will use the proceeds of the Loans for
---------------------------
general corporate purposes for the Company, including, without limitation, the initial funding of spread accounts for future securitizations. The Company will not, and will not permit any Subsidiary to, directly or indirectly, use any part of such proceeds (i) for the purpose of making any Restricted Payment other than those permitted by Section 6.5 hereof, (ii) for the purpose of purchasing or
                   -----------
carrying any margin stock within the meaning of Regulation U (12 CFR Part 221) of the Board of Governors of the Federal Reserve System, or (iii) for any other purpose which would violate any provision of any other applicable statute, regulation, order or restriction.

Section 3.  Representations and Warranties.
------------------------------------------

     In order to induce the Lenders to enter into this Agreement and to make the Loans provided for hereunder, the Company makes the following representations and warranties, which shall survive the execution and delivery hereof and of the Notes, and which shall be deemed re-made by the Company each time the Company submits a Borrowing Request to the Lenders.

3.1 Organization, Standing, etc. of the Company. The Company is a corporation
-----------------------------------------------
duly organized and validly
existing under the laws of the State of California, and has all requisite corporate power and authority to own and operate its properties, to carry on its business as now conducted and proposed to be conducted, to enter into this Agreement, the Security Documents to which it is a party and all other documents to be executed by it in connection with the transactions contemplated hereby, to grant the Agent for the benefit of the Lenders a security interest in the Collateral, to issue the Notes and to carry out the terms hereof and thereof.

3.2 Subsidiaries. Schedule 3.2 attached hereto correctly sets forth as to each
----------------  ------------
Subsidiary, its name, the jurisdiction of its incorporation, the number of shares of its capital stock of each class outstanding and the number of such outstanding shares owned by the Company and its Subsidiaries. Each such Subsidiary is a corporation duly organized, validly existing and, if applicable, in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to own and operate its properties, to carry on its business as now conducted and now proposed to be conducted and to enter into such of the Security Documents and Eligible Securitization Transaction Documents as relate to it and all other documents, if any, to be executed by it in connection with the transactions contemplated hereby. All of the outstanding capital stock of each Subsidiary is validly issued, fully-paid and nonassessable, and is owned by the Company or its Subsidiaries as specified in Schedule 3.2, in each case free of any mortgage, pledge, lien, security
   ------------
interest, charge, option or other encumbrance.

3.3 Qualification. The Company and its Subsidiaries are duly qualified or
-----------------
licensed and in good standing as foreign corporations duly authorized to do business in each jurisdiction in which the character of the properties owned or the nature of the activities conducted makes such qualification or licensing necessary.

3.4 Financial Information; Disclosure, etc. (a) The Company has furnished the
------------------------------------------
Lenders with the financial statements and other reports listed in Schedule 3.4
                                                                  ------------
hereto. Such financial statements have been prepared in accordance with GAAP applied on a consistent basis and fairly present the financial position and results of operations of the Company and the other Persons, if any, to which they relate as of the dates and for the periods indicated. Since December 31, 1997, there has not been any material adverse change in the business, operations, properties or financial position of the Company (or, of the other Persons to which such financial statements purport to relate).

     (b) Neither this Agreement nor any financial statements, reports or other documents or certificates furnished to the Lenders by the Company in connection with the transactions contemplated hereby contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements herein or therein contained not misleading, except to the extent that such financial statements, reports or other documents or certificates expressly relate to an earlier date or are affected by the consummation of the transactions contemplated by this Agreement.

     (c) None of the Loans will render the Company unable to pay its debts as they become due; the Company is not contemplating either the filing of a petition by it under any state or federal Bankruptcy or insolvency laws or the liquidation of all or a major portion of its property; and the Company does not have any knowledge of any person contemplating the filing of any such petition against it. The Company (both before and after the making of the Loans, the granting of security interests in favor of the Agent and the Lenders and the consummation of the Related Events) is solvent (within the meaning of all applicable fraudulent transfer or fraudulent conveyance statutes and acts, the federal Bankruptcy code and all other applicable laws) on a going concern basis and has assets having a fair value in excess of the amount required to pay its probable liabilities on its existing debts (including the Loans and contingent debts) as they become absolute and matured, and has, and will have, access to adequate capital for the conduct of its business and the ability to pay its debts from time to time incurred therewith as such debts mature.

     (d) The Company has furnished to the Lenders the pro forma balance sheet
                                                      --- -----
(the "Closing Balance Sheet") of the Company projected as of the Closing Date
      ---------------------
and adjusted to give effect to the Related Events and the use of the proceeds of the initial Loans. Such Closing Balance Sheet presents fully and fairly the pro
                                                                             ---
forma financial position of the Company as of the Closing Date, and properly
-----
gives effect to the application of the pro
                                       ---
forma adjustments described therein and contemplated herein. The Company does
-----
not have as of the Closing Date any material obligations, secured or unsecured (whether accrued, contingent, or otherwise), which are not reflected in the Closing Balance Sheet. The Company has also furnished to the Lenders the cash flow projections of (i) the Company and (ii) the Company and its Subsidiaries for the three (3) year period beginning on January 1, 1998 (taking into account the Related Events and the use of the proceeds of the initial Loans) which are attached to this Agreement as part of Schedule 3.4 (the "Projections"). The
                                      ------------       -----------
Projections were prepared based upon the best information and knowledge of the Company (which information the Company believes was accurate and sufficient to prepare the Projections and to rely thereon). To the extent the Projections are based on assumptions, such assumptions are reasonable. Without limiting the foregoing, the Projections demonstrate the ability of the Company to continue its business as currently operated and proposed to be operated, and to meet all of its obligations and liabilities on a current basis, taking into account (i) all assumptions made, (ii) all known prospective business contingencies and off balance sheet items, and (iii) the effect of this Agreement and the consummation of the Related Events.

3.5 Licenses; Franchises, etc. Schedule 3.5 attached hereto accurately and
-----------------------------
completely lists all material authorizations, licenses, permits and franchises of any public or governmental regulatory body granted or assigned to the Company or any Subsidiary and the same constitute the only material authorizations, licenses, permits and franchises of any public or governmental regulatory body which are necessary for the conduct of the business of the Company and its Subsidiaries as now conducted and proposed to be conducted (such material authorizations, licenses, permits and franchises, together with any extensions or renewals thereof, being herein sometimes referred to collectively as the "Licenses"). All of such Licenses are validly issued and in full force and
 --------
effect and the Company and its Subsidiaries have fulfilled and performed all of their obligations with respect thereto and have full power and authority to operate thereunder, except where the failure to obtain, maintain in effect or so comply could not have a Material Adverse Effect.

3.6 Material Agreements. Schedule 3.6 attached hereto accurately and completely
-----------------------  ------------
lists all material agreements including servicing agreements, sub-servicing agreements, leases, pooling and servicing agreements, agreements with credit enhancers, other agreements executed in connection with securitizations, underwriting agreements, dealer affiliation agreements, employment agreements or other agreements with management of the Company or any Subsidiary and all other material agreements which, as of the Closing Date, will be in effect in connection with the conduct of the business of the Company and its Subsidiaries. Each of the Company and its Subsidiaries (as applicable) and, to the best of the Company's knowledge, all third parties to such material agreements, are in substantial compliance with the terms thereof, and no default or event of default by the Company or, to the Company's knowledge, any other party thereto, exists thereunder.

3.7 Tax Returns and Payments. The Company and its Subsidiaries have filed all
----------------------------
tax returns required by law to be filed and have paid all taxes, assessments and other governmental charges levied upon any of their respective properties, assets, income or franchises, other than those not yet delinquent and those, not substantial in aggregate amount, being or about to be contested as provided in subsection 5.4. The charges, accruals and reserves on the books of the Company
--------------
and its Subsidiaries in respect of their respective taxes are adequate in the opinion of the Company, and the Company knows of no unpaid assessment for additional taxes or of any basis therefor.

3.8 Indebtedness, Liens and Investments, etc. Schedule 3.8 attached hereto
--------------------------------------------  ------------
correctly describes, as of the date or dates indicated therein, (i) all outstanding Indebtedness of the Company and its Subsidiaries in respect of borrowed money, Capital Leases and the deferred purchase price of property; (ii) all existing mortgages, liens and security interests in respect of any property or assets of the Company or its Subsidiaries; (iii) all outstanding investments (other than investments made under any pooling and servicing agreement or insurance agreement with respect to any securitization transaction), loans (other than Automobile Contracts) and advances of the Company and its Subsidiaries; and (iv) all existing guarantees by the Company and its Subsidiaries.

3.9 Title to Properties; Liens. The Company and its Subsidiaries have good and
------------------------------
marketable title to all of their
respective properties and assets, and none of such properties or assets is subject to any mortgage, pledge, lien, security interest, charge or encumbrance except the existing mortgages and security interests referred to in Schedule 3.8
                                                                    ------------
attached hereto and except minor liens and encumbrances which in the aggregate are not substantial in amount, do not in any case materially detract from the value of the property subject thereto or materially impair the operations of the Company and its Subsidiaries and have not arisen otherwise than in the ordinary course of business. The Company and its Subsidiaries enjoy quiet possession under all leases to which they are parties as lessees, and all of such leases are valid, subsisting and in full force and effect or will become effective on the Closing Date. None of such leases contains any provision restricting the incurrence of indebtedness by the lessee or any unusual or burdensome provision materially adversely affecting the current and proposed operations of the Company and its Subsidiaries.

3.10 Litigation, etc. There is no action, proceeding or investigation pending
--------------------
or threatened (or any basis therefor known to the Company) which questions the validity of this Agreement, the Notes, the Security Documents or the other documents executed in connection herewith or any of the Related Events, or any action taken or to be taken pursuant hereto or thereto, or which might reasonably be expected to result, either in any case or in the aggregate, in any material adverse change in the business operations, affairs or condition of the Company or any Subsidiary or any of their respective properties or in any material liability on the part of the Company or any Subsidiary.

3.11 Authorization; Compliance with Other Instruments. The execution, delivery
-----------------------------------------------------
and performance of this Agreement, the Notes and the Security Documents, and all documents and agreements executed by the Company in connection with the Related Events have been duly authorized by all necessary corporate action on the part of the Company and its Subsidiaries, will not result in any violation of or be in conflict with or constitute a default under any term of the charter or by-laws of the Company or any Subsidiary, or of any agreement (including but not limited to any agreement executed in connection with any Eligible Securitization Transaction), instrument, judgment, decree, order, statute, rule or governmental regulation applicable to the Company or any Subsidiary, or result in the creation of any mortgage, lien, charge or encumbrance upon any of the properties or assets of the Company or any Subsidiary pursuant to any such term (except pursuant to the Security Documents). This Agreement, the Notes, the Security Documents and each of the other Loan Documents are valid, binding and enforceable obligations of the Company. No consent of stockholders of the Company is necessary in order to authorize the execution, delivery or performance of this Agreement, the Security Documents, the issuance of the Notes or any other agreement executed in connection with any of the Related Events. Neither the Company nor any Subsidiary is in violation of any term of its charter or by-laws, or of any material term of any agreement (including but not limited to any agreement executed in connection with any Eligible Securitization Transaction) or instrument to which it is a party, or, to the best of the Company's knowledge, of any judgment, decree, order, statute, rule or governmental regulation applicable to it which might reasonably be expected to have a Material Adverse Effect.

3.12 Credit Trigger Events and Insurance Events of Default. Without limiting
----------------------------------------------------------
the scope of subsection 3.11, no Credit Trigger has occurred under any agreement
             ---------------
executed in connection with any Eligible Securitization Transaction nor has any Insurance Event of Default occurred.

3.13 Governmental and Other Third Party Consents. Except for such filings and
------------------------------------------------
notices as have already been made or are being made prior to the Closing Date pursuant to the Security Documents, none of the Company, any Subsidiary, any shareholder of the Company or any other Subsidiary or Affiliate which is a party to any of the Security Documents is required to obtain any order, consent, approval or authorization of (collectively, the "Consents"), or required to make
                                                 --------
any declaration or filing (other than the filing of a Form 8-k) with, (i) any governmental unit or other regulatory authority (including but not limited to the SEC) or (ii) any trustee, credit enhancer, rating agency or other party to any Eligible Securitization Transaction, in connection with the execution and delivery of this Agreement and the issuance and delivery of the Notes pursuant hereto, or in connection with the execution and delivery of the Security Documents and the granting of the security interests in the Collateral pursuant thereto, or for the purpose of maintaining in full force and effect each of the Licenses. Schedule 3.13 attached hereto accurately describes all of the Consents
          -------------
which have been or prior to
the Closing Date will be obtained and in full force and effect. The time within which any administrative or judicial appeal, reconsideration, rehearing or other review of any Consent may be taken or instituted has lapsed, and no such appeal, reconsideration or rehearing or other review has been taken or instituted.

3.14 Regulation U, etc.  Except as set forth on Schedule 3.14, neither the
----------------------                          -------------
Company nor any Subsidiary owns or has any present intention of acquiring any "margin stock" within the meaning of Regulation U (12 CFR Part 221) of the Board
 ------------
of Governors of the Federal Reserve System (herein called "margin stock").  None
                                                           ------------
of the proceeds of the Loans will be used, directly or indirectly, by the Company or any Subsidiary for the purpose of purchasing or carrying, or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry, any margin stock or for any other purpose which might constitute the transactions contemplated hereby a "purpose credit" within the
                                                   --------------
meaning of said Regulation U, or cause this Agreement to violate Regulation U, Regulation T, Regulation X, or any other regulation of the Board of Governors of the Federal Reserve System or the Securities Exchange Act of 1934. If requested by any Lenders, the Company will promptly furnish such Lenders with a statement in conformity with the requirements of Federal Reserve Form U-1 referred to in said Regulation U.

3.15 Employee Retirement Income Security Act of 1974. Schedule 3.15 attached
----------------------------------------------------  -------------
hereto sets forth a true and complete list of all employee benefit plans and arrangements of the Company and its Subsidiaries, including, without limitation, all pension, profit sharing or similar plans providing for a program of deferred compensation to any employee or any plan subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The terms
                                                              -----
used in this subsection 3.15 and in subsection 5.1 and subsection 6.10 of this
             ---------------        --------------     ---------------
Agreement shall have the meanings assigned thereto in the applicable provisions of ERISA and the Internal Revenue Code of 1986, as amended (the "Code"), and the
                                                                 ----
term "Affiliated Company" shall mean the Company and all corporations,
      ------------------
partnerships, trades or businesses (whether or not incorporated) which constitute a controlled group of corporations with the Company, a group of affiliated service group or other affiliated group, within the meaning of
Section 414(b), Section 414(c), Section 414(m) or Section 414(o), respectively, of the Code, or Section 4001 of ERISA. The Company and each employee benefit plan sponsored by an Affiliated Company and, to the best of the Company's knowledge, each multiemployer plan (as defined in Section 4001(a)(3) of ERISA) to which any Affiliated Company makes contributions, are in material compliance with applicable provisions of ERISA and the Code. No Affiliated Company has incurred any material liability to the Pension Benefit Guaranty Corporation ("PBGC") or any employee benefit plan on account of any failure to meet the
  ----
contribution requirements of any such plan, minimum funding requirements or prohibited transactions under ERISA or the Code, termination of a single employer plan, partial or complete withdrawal from a multiemployer plan, or the insolvency, reorganization or termination of any multiemployer plan, and no event has occurred or conditions exist which present a material risk that any Affiliated Company will incur any material liability on account of any of the foregoing circumstances. The consummation of the transactions contemplated by this Agreement will not result in any prohibited transaction under ERISA or the Code for which an exemption is not available.

3.16 Ownership of Company; Outstanding Options or Warrants. Schedule 3.16
----------------------------------------------------------  -------------
attached hereto correctly sets forth, as of the Closing Date, the number of shares of the Company's capital stock of each class authorized and the number thereof outstanding. All of said outstanding shares are validly issued, fully paid and nonassessable. There are no outstanding rights, options, warrants or agreements for the purchase from, or sale or issuance by, the Company or any Subsidiary of any of its capital stock or any securities convertible into or exchangeable for such stock and neither the Company nor any Subsidiary is obligated in any manner to issue any additional shares of capital stock, except as may be set forth on Schedule 3.16 hereto. All of the Company's and each
                       -------------
Subsidiary's capital stock was issued in compliance with all applicable securities laws.

3.17 Environmental Matters. Neither the Company nor any Subsidiary has ever
--------------------------
caused or permitted any Hazardous Material to be disposed of on or under any real property owned, leased or operated by the Company and/or any Subsidiary and no such real property has ever been used (by the Company and/or any Subsidiary or, to the Company's knowledge, by any other Person) as (i) a disposal site or permanent storage site for any Hazardous Material or (ii) a temporary storage site for any Hazardous Material. The Company has been issued and is in compliance with all material permits, licenses, approvals and other authorizations relating to environmental matters and necessary or desirable for its business, and has filed all notifications and reports relating to chemical substances, air emissions, underground storage tanks, effluent discharges and Hazardous Material waste storage, treatment and disposal required in connection with the operation of its businesses, the failure to have or comply with which, individually or in the aggregate, has had or could reasonably be expected to have a Material Adverse Effect. All Hazardous Materials used or generated by the Company or any Subsidiary or any business merged into or otherwise acquired by the Company or any Subsidiary have been generated, accumulated, stored, transported, treated, recycled and disposed of in compliance with all applicable laws and regulations, the violation of which has any reasonable likelihood of having a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has any liabilities with respect to Hazardous Materials, and to the knowledge of the Company, no facts or circumstances exist which could give rise to liabilities with respect to the violation (whether by the Company or any other Person) of any Environmental Law and/or Hazardous Materials, which could have any Material Adverse Effect.

3.18 Patents, Trademarks, Intellectual Property. As of the Closing Date,
-----------------------------------------------
Schedule 3.18 attached hereto is a true, correct and complete list of all
-------------
material Proprietary Rights of the Company. The Company owns or otherwise has rights to all such Proprietary Rights as indicated in such Schedule 3.18 and
                                                           -------------
such Proprietary Rights are adequate for the conduct of its business as now conducted and now proposed to be conducted, without any known conflict with the rights or claimed rights of others.

3.19 Chief Executive Offices Principal Place of Business; Real Property Owned or
--------------------------------------------------------------------------------
Leased. The chief executive office and principal place of business of the
------
Company is, and at all times prior to the date hereof has been, located at 2 Ada, Irvine, CA 92718. The Company shall not make any change in the locations of its chief executive office or any of the Collateral without giving the Agent at least thirty (30) days prior written notice thereof. Schedule 3.19 attached
                                                     -------------
hereto lists all real property owned or leased by the Company or any Subsidiary.

3.20 Names. The exact legal name of the Company is Consumer Portfolio Services,
----------
Inc. During the last five years ending on the date hereof, the Company has not conducted any business under any other name (including any trade or assumed name).

3.21 Securities Laws. The Company is not a "holding company" or a "subsidiary
--------------------                        ---------------        ----------
company" of a "holding company", or an "affiliate" of a "holding company" or of
-------        ---------------          ---------        ---------------
a "subsidiary company" of a "holding company", as such terms are defined in the
   ------------------        ---------------
Public Utility Holding Company Act of 1935. The Company is not an "investment
                                                                   ----------
company" or a company "controlled" by an "investment company" within the meaning
-------                ----------         ------------------
of the Investment Company Act of 1940.

3.22 Security Documents. The representations and warranties of the Company
-----------------------
contained in the Security Documents to which it is a party are true and correct in all material respects, and the Company is in compliance in all material respects with the terms of the Security Documents.

3.23 Depository and Other Accounts. Schedule 3.23 attached hereto lists all
----------------------------------  -------------
Lenders and other financial institutions and depositories at which the Company maintains (or has caused to be maintained) or will maintain deposit accounts, spread accounts, yield supplement reserve accounts, operating accounts, trust accounts, trust receivable accounts or other accounts of any kind or nature into which funds of the Company (including funds in which the Company maintains a contingent or residual interest) are from time to time deposited, and such
Schedule 3.23 correctly identifies the name and address of each depository, the
-------------
name in which each account is held, the purpose of the account and the complete account number. The Company will from time to time notify the Lenders and supplement such Schedule 3.23 as new accounts are established. The Company
                -------------
hereby authorizes the Agent to attach such supplements to Schedule 3.23 from time to time delivered by the Company to Schedule 3.23 attached hereto.
                                         -------------

3.24 Tax Status of Eligible Securitization Transactions. None of the trusts
-------------------------------------------------------
created in connection with the Eligible Securitization Transactions are classified as an association taxable as a corporation for federal income taxes or is otherwise taxed as a separate entity for federal income tax purposes.

3.25 Burdensome Obligations; Future Expenditures. Neither the Company nor any of
------------------------------------------------
its Subsidiaries is party to or bound by any agreement (including but not limited to the Material Agreements listed on Schedule 3.6 attached hereto),
                                             ------------
instrument, deed or lease or is subject to any charter, by-law or other restriction, commitment or requirement which, in the opinion of the management of such Person, is so unusual or burdensome as in the foreseeable future to have or cause or create a material risk of having or causing a Material Adverse Effect. Neither the Company nor any of its Subsidiaries anticipate that the future expenditures, if any, by the Company and its Subsidiaries needed to meet the provisions of any federal, state or foreign governmental statutes, orders, rules or regulations will be so burdensome as to have or cause, or create a material risk of having or causing, a Material Adverse Change.

3.26 Insurance Policies.  As of the Closing Date, Schedule 3.26 lists all
-----------------------                           -------------
insurance policies of any kind or nature maintained by or on behalf of the Company, as well as a summary of the principal terms of such insurance. All such insurance policies, together with any insurance policies obtained by the Company after the Closing Date, are in full force and effect and provide coverage of such risks and in such amounts as is customarily maintained for businesses of the scope and size of the Company.

3.27 Employment and Labor Agreements. As of the Closing Date, Schedule 3.27
------------------------------------                          -------------
accurately and completely describes each employment agreement, agreement for the payment of deferred compensation, severance or so-called change in control agreement covering officers, managers or other Affiliates of the Company, as well as all collective bargaining agreements or other labor agreements covering any employees of the Company. A true and correct copy of each such agreement has been furnished to the Agent.

3.28 FSA Indebtedness and Liabilities. As of the Closing Date, none of the
-------------------------------------
Company, CPSRC or any trust maintained in connection with any Eligible Securitization Transaction existing as of the Closing Date has any Indebtedness or obligation or liability for the payment of money of any kind or nature (whether matured or unmatured or contingent or non-contingent) to FSA or any Affiliate of FSA pursuant to any agreement to which FSA is a party other than Indebtedness, obligations and liabilities (whether matured or unmatured or contingent or non-contingent) in connection with securitization transactions (including, without limitation, Eligible Securitization Transactions) of the type which the Company believes are customary in securitization transactions insured by FSA, the assets of which consist of sub-prime automobile finance receivables. During the term of this Agreement, neither the Company nor CPSRC will have at any time any Indebtedness or obligation or liability for the payment of money of any kind or nature (whether matured or unmatured or contingent or non-contingent) to FSA or any Affiliate of FSA pursuant to any agreement to which FSA is a party other than Indebtedness, obligations and liabilities (whether matured or unmatured or contingent or non-contingent) in connection with securitization transactions (including, without limitation, Eligible Securitization Transactions) of the type which the Company believes are customary in securitization transactions insured by FSA, the assets of which consist of sub-prime automobile finance receivables.

3.29 Charges to Net Interest Receivable . Neither the Company nor any of its
---------------------------------------
Subsidiaries has taken or is required by the terms of SFAS 125 to take any charge to any portion of Net Interest Receivable.

3.30 Year 2000. The Company shall conduct a review of its business systems,
--------------
including its computer systems, and query its vendors and third party payors as to their progress in identifying and addressing problems that their computer systems may face in correctly interrelating and processing data as the year 2000 approaches and is reached.

A.   Section 4. Conditions Precedent to Closing Date and all Subsequent Loans;
     -------------------------------------------------------------------------
     Conditions to Lending.
     ---------------------

     The obligation of each Lender to make any Loan hereunder is subject to the following conditions:

4.1  Fees and Expenses of Lenders. The Company shall have paid in full all costs
--------------------------------
and expenses (including
reasonable attorneys' fees) incurred by or on behalf of the Agent in connection with this Agreement through the Closing Date.

4.2  Forms of Legal Opinions; Execution of Loan Documents; No Material Adverse
     -------------------------------------------------------------------------
     Effect.
     ------


     (a) The Company's counsel shall have delivered the form of legal opinion to be attached hereto as Exhibit C.
                         ---------

     (b) This Agreement, the Security Agreement, the Notes, the Intercreditor Agreements, the Eligible Securitization Transaction Documents, and such other Security Documents, instruments, schedules or certificates as shall be designated by the Agent shall have been executed by the Company and the other parties thereto and delivered to the Agent.

     (c) Since December 31, 1997 there shall have occurred no Event or Condition which could have a Material Adverse Effect.

     (d) The Agent shall have received such other documents as it may reasonably have requested at any time at or prior to the Closing Date.

4.3  Opinions and Certificates. On and as of the Closing Date the Lenders shall
     -------------------------
have received:

     (a)   (i)   Satisfactory evidence of the filing of such financing
statements as the Agent shall deem necessary or advisable, (ii) physical possession of all Pledged Collateral (as such term is defined in the Pledge and Security Agreement), and (iii) the favorable opinion of counsel for the Company, dated as of the Closing Date and in such form(s) as the Lenders and their counsel may reasonably request.

     (b) Copies of each legal opinion delivered on behalf of the Company and its Subsidiaries in connection with the Eligible Securitization Transactions in form and substance satisfactory to the Lenders and their counsel. Without limiting the foregoing, the Agent and the Lenders shall have received legal opinions (or bring downs of previously delivered legal opinions, with appropriate reliance letters) concerning the tax status, non-consolidation and true sale aspects of each of the Eligible Securitization Transactions.

     (c) A certificate, dated as of such date, signed by a principal officer of the Company, certifying that the conditions precedent specified in this
Section 4 have been fulfilled.
---------

     (d) All other information and documents which the Lenders or their counsel may reasonably have requested in connection with the transactions contemplated by this Agreement and the Related Events, such information and documents where appropriate to be certified by the proper Company officers or governmental authorities.

     (e) A completed Borrowing Base Report, showing minimum availability (after giving effect to the Related Events) under the Borrowing Base of an amount equal to or greater than the Revolving Credit Loans requested on the Closing Date.

     (f) The Closing Balance Sheet, Solvency Certificates from the Company, ARC, CPSRC, WareCo and FundCo and the Projections.

     (g)   An officer's certificate, dated as of such date, as to the absence of
(i) any Default, (ii) any Event of Default, (iii) any Credit Trigger and (iv) any event or condition which could have a Material Adverse Effect.

     (h) On the Closing Date only, a Compliance Certificate, which shall thereafter be delivered in accordance with subsection 5.1(b).

     (i) A certificate from the President of the Company indicating that the Company has made the Irrevocable Payment Directives.

     (j)   A fully executed FSA Intercreditor Agreement.

4.4  No Default; Representations and Warranties, etc. On the Closing Date and
     -----------------------------------------------
on the date of each Loan hereunder and on the Conversion Date: (i) the representations and warranties of the Company contained in Section 3 of this
                                                           ---------
Agreement shall be true on and as of such dates as if they had been made on such dates (except to the extent that such representations and warranties expressly relate to an earlier date or are affected by the consummation of transactions permitted under this Agreement); (ii) the Company shall be in compliance in all material respects with all of the terms and provisions set forth herein on its part to be observed or performed on or prior to such dates; (iii) after giving effect to the Loans to be made on such dates, no Default or Event of Default, shall have occurred and be continuing; (iv) since the date of this Agreement, there shall have been no material adverse change in the assets or liabilities or in the financial or other condition of the Company or any Subsidiary; and (v) the Company shall not have knowledge of a decrease in the Available Line Commitment since the date of the most recently submitted Borrowing Base Report. Each request for a Loan hereunder shall constitute a representation and warranty by the Company to the Lenders that all of the conditions specified in this subsection 4.3 have been satisfied in all material respects as of the date of
--------------
each such Loan.

4.5  Security Documents. On or prior to the Closing Date, the Agent and each of
-----------------------
the Lenders shall have received (i) counterpart originals of the Loan Agreement, Security Documents and such other Loan Documents as may be designated by any Lender, together with any other documents required or contemplated by the terms thereof, (ii) evidence that the various security interests and liens provided for in the Security Documents have been duly perfected and recorded and that the Agent on behalf of the Lenders has a first priority security interest in the Collateral and (iii) executed copies of the Eligible Securitization Transaction Documents referred to in subsection 5.7.
                         --------------

4.6  Insurance. The Company shall have provided to the Lenders evidence of
--------------
insurance coverage in compliance with '5.3.
                                       ---
4.7  Related Events. Prior to the first Revolving Credit Loan hereunder, the
-------------------
Related Events shall have been consummated in a manner satisfactory to the Lenders and their counsel.

4.8  Proceedings and Documents. All corporate and other proceedings in
------------------------------
connection with the transactions contemplated hereby (including but not limited to the Related Events) and all documents and instruments incident hereto (including but not limited to the Accountants' letter provided for in subsection
                                                                      ----------
5.8 and any other agreement or instruments to be delivered pursuant to the terms
---
of this Agreement) and thereto shall be satisfactory in form and substance to the Lenders and their counsel.

4.9  Final Forms of Eligible Securitization Transaction Documents . The Lenders
-----------------------------------------------------------------
shall have received, reviewed and confirmed that the forms of Eligible Securitization Transaction Documents to be executed by all parties thereto are acceptable in form and substance to the Lenders.

4.10 Establishment of Cash Collateral Account. The Company shall have
---------------------------------------------
established and funded the Cash Collateral Account in accordance with the terms of Section 5.11.
   ------------

B.   Section 4. Special Provisions Concerning Subsequent Eligible Securitization
     ---------------------------------------------------------------------------
     Transactions.
     ------------

4.12 Subsequent Securitization Transactions. The Company has requested that the
-------------------------------------------
Lenders consider including all future securitization transactions (collectively the "Subsequent Securitization Transactions") within the
     --------------------------------------
definition of Eligible Securitization Transactions, thereby enabling the Company to include the Residual Interest in Securitizations attributable to such Subsequent Securitization Transaction within the Borrowing Base. The Lenders hereby agree with the Company to review the Required Information submitted by the Company in connection with all Subsequent Securitization Transactions proposed by the Company for inclusion within the Borrowing Base. The Company shall pay all reasonable attorney's fees incurred by the Lenders in connection with such review. Such Subsequent Securitization Transactions will become Eligible Securitization Transactions (and, accordingly, be included within the Borrowing Base) if all Lenders, in their sole discretion, are satisfied with the size, asset type and quality, business and legal terms and structure, documentation and legal opinions relating to and issued in connection with such Subsequent Securitization Transaction. Upon written notification from the Lenders (such notice to be issued within ten (10) Banking Days of confirmed receipt of all Required Information) to the Company that the Lenders are willing to include a Subsequent Securitization Transaction within the definition of Eligible Securitization Transactions for purposes of this Agreement (and the Borrowing Base), the Company will execute or cause to be executed all such documentation (including but not limited to amendments to this Agreement, the Security Agreement and such other Security Documents as may be required by the Lenders and any and all amendments to any agreements executed or to be executed in connection with such Subsequent Securitization Transactions) as may be designated by the Lenders. The Lenders shall have no obligation to include any Subsequent Securitization Transaction in the Borrowing Base until all such documentation shall have been fully executed and, if necessary, recorded or filed. The Company will pay all costs and expenses (including reasonable attorney's fees) incurred by the Lenders in connection with the inclusion of Subsequent Securitization Transactions within the Borrowing Base. The Company shall be deemed to have complied with this subsection 4.12 with respect to any
                                           ---------------
Subsequent Securitization Transaction which becomes a Rejected Transaction.

Section 5. Affirmative Covenants.
--------------------------------

     So long as any of the Loans shall remain available to the Company, and until the principal of and interest on the Notes and all fees due hereunder and all of the Company's obligations to the Lenders shall have been paid in full, the Company agrees that:

5.1 Financial Statements, etc. The Company will furnish or cause to be
-----------------------------
furnished to each Lender:

     (a) Within 90 days after the end of each fiscal year of the Company, (i) the audited consolidated and consolidating balance sheets of the Company and its Subsidiaries as at the end of such year, and (ii) the related audited consolidated and consolidating statements of income and surplus and cash flows for such year, setting forth in comparative form with respect to such consolidated financial statements figures for the previous fiscal year, all in reasonable detail, together with the opinion thereon of independent public accountants selected by the Company and satisfactory to the Lenders, which opinion shall be in a form generally recognized as unqualified and shall state that such financial statements have been prepared in accordance with GAAP applied on a basis consistent with that of the preceding fiscal year (except for changes, if any, which shall be specified and approved in such opinion) and that the audit by such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards related to reporting, provided that such accountants' certification may be limited to the
           --------
consolidated financial statements in which case the consolidating financial statements shall be signed by the Chief Financial Officer of the Company;

     (b) (w) within 45 days after the end of each of the first three quarterly accounting periods in each fiscal year of the Company, (i) the unaudited consolidated balance sheets of the Company and its Subsidiaries as at the end of such period, and (ii) the related unaudited consolidated and consolidating statements of income and surplus and cash flows for such period and for the period from the beginning of the current fiscal year to the end of such period, all in reasonable detail and signed by a principal officer of the Company; (x) no later than the ninth business day of every month, a compliance certificate substantially in the form of Exhibit D attached hereto (the "Compliance
                             ---------                       ----------
Certificate") signed by a principal officer of the Company and certifying that
-----------
no event or condition which constitutes a Default or Event of Default or Credit Trigger exists, and demonstrating the calculations used to determine compliance with the financial covenants listed in such Compliance Certificate; (y) no later than the seventh (7th) business day of every month, a Pool Summary report substantially in the form attached hereto as Exhibit F (the "Pool Summary
                                             ---------       ------------
Report") and (z) within 30 days after the end of each month, a copy of the
------
Company's monthly financial statement package for the immediately preceding month, such monthly financial statement package to contain statistical information on the financial performance of all securitization transactions including, but not limited to, the Eligible Securitization Transactions, and to be substantially in the form currently produced by the Company, with such changes as are reasonably satisfactory to the Lenders;

     (c) Together with the financial statements delivered pursuant to subparagraph (a) above, a statement signed by the accountants who have reported on the same to the effect that in connection with their examination of such financial statements they have reviewed the provisions of this Agreement and have no knowledge of any event or condition which constitutes a Default or Event of Default or, if they have such knowledge, specifying the nature and period of existence thereof, provided, however, that in issuing such statement, such
                   --------
independent accountants shall not be required to go beyond normal auditing procedures conducted in connection with their opinion referred to above;

     (d) Promptly upon it becoming available, a copy of the Company's annual USAP Audit;

     (e) Promptly upon their becoming available, copies of all 10-Ks and 10-Qs and other periodic or special reports filed by the Company or any Subsidiary, or by any party in connection with any Eligible Securitization Transaction, with the SEC, or any such periodic or special reports filed with any other federal, state or local governmental agency or authority, if such other reports indicate any material change in the business, operations, affairs or conditions of the Company or any Subsidiary or if copies thereof are requested by any Lender, and copies of any material notices and other material communications from the SEC or from any other federal, state or local governmental agency or authority which specifically relate to the Company or any Subsidiary;

     (f) Forthwith upon any officer of the Company obtaining knowledge of any condition or event which constitutes a Default or Event of Default or Credit Trigger or which, after notice or lapse of time or both, would constitute a Credit Trigger, a certificate signed by such officer specifying in reasonable detail the nature and period of existence thereof and what action the Company has taken or proposes to take with respect thereto;

     (g) Promptly upon receipt thereof, copies of all audit reports and management letters, if any, submitted to the Company by independent public accountants in connection with each interim or special audit of the books of the Company made by such accountants and, upon request by any Lender, copies of all financial statements, reports, notices and proxy statements, if any, sent by the Company to its shareholders;

     (h) Immediately, notice of: (i) the institution or commencement of any action, suit, proceeding or investigation by or against or affecting the Company or any of its assets which, if determined adversely to the Company, could have a Material Adverse Effect; (ii) any litigation or proceeding instituted by or against the Company, or any judgment, award, decree, order or determination relating to any litigation or proceeding involving the Company which could have a Material Adverse Effect; (iii) the imposition or creation of any lien against any asset of the Company except those in favor of the Agent for the benefit of the Lenders and those permitted by this Agreement; (iv) any reportable event under ERISA, together with a statement of the Company's chief executive officer, chief financial officer and/or controller as to the details thereof and a copy of its notice thereof to the PBGC; (v) any known release or threat of release of Hazardous Materials on or onto any site owned or operated by the Company or the incurrence of any expense or loss in connection therewith or upon the Company's obtaining knowledge of any investigation, action or the incurrence of any expense or loss by any governmental authority in connection with the containment or removal of any Hazardous Materials for which expense or loss the Company may be liable or potentially responsible;

     (i) Within 10 days after the end of each month (or the next succeeding Banking Day if the tenth day of any month is not a Banking Day), the servicer report for each Eligible Securitization Transaction, together with the Borrowing Base Report described in subsection 1.2(d) above; and
                         -----------------

     (j) Immediately upon receipt or issuance by the Company, CPSRC, copies of all reports, covenant compliance certificates, budgets, projections, requests for waivers, notices of default, requests for amendments or other material correspondence issued in connection with or relating to the Subordinated Agreements, and, to the extent not inconsistent with any confidentiality provisions, any agreement to which FSA or any Affiliate of FSA is a party and any other agreement to which the Company or CPSRC is now or hereafter a party relating to Indebtedness for borrowed money.

     In addition to the financial information described above, the Company will also furnish or cause to be furnished or made available to each Lender, (i) the Borrowing Base Report at the times required under subsection 1.2(e), (ii) upon
                                                  -----------------
request of the Agent, the electronic records and computer tapes maintained by the Company summarizing the characteristics and distribution of the Automobile Contracts comprising the and (iii) such other information regarding the business, affairs and condition of the Company and its Subsidiaries, the Collateral, cash payments made by the Company or its Subsidiaries in respect of taxes and the scheduled amortization of the Residual Interest in Securitizations, as such Lender may from time to time reasonably request. The Company will permit each Lender to inspect and audit the books and records and any of the properties or assets of the Company and its Subsidiaries, not more than once per year prior to the occurrence of a Default or Event of Default or Credit Trigger, at the Lenders' expense, and after any such occurrence, at such times as any Lender may from time to time request, each such inspection to be at the Company's expense.

5.2 Legal Existence; Franchises; Compliance with Laws. The Company will, and
-----------------------------------------------------
will cause each Subsidiary to: maintain its corporate existence and business; maintain all properties which are reasonably necessary for the conduct of such business, now or hereafter owned, in good repair, working order and condition; take all actions necessary to maintain and keep in full force and effect its rights and franchises, including the Licenses; and, except as otherwise provided herein, comply with all applicable statutes, rules, regulations and orders of, and all applicable restrictions imposed by, all governmental authorities in respect of the conduct of its business and the ownership of its properties in States in which the Company desires to continue business operations; provided
                                                                     --------
that (i) nothing in this subsection 5.2 shall be interpreted to restrict or in
                         --------------
any manner affect the Company's or any Subsidiary's ability to elect to discontinue any line of business or to discontinue doing business in any State if the Company or such Subsidiary deems such discontinuance to be in its or their best interests, (ii) neither the Company nor any Subsidiary shall be required by reason of this subsection to comply therewith at any time while the Company or such Subsidiary shall be contesting its obligations to do so in good faith by appropriate proceedings promptly initiated and diligently conducted, and if it shall have set aside on its books such reserves, if any, with respect thereto as are required by GAAP and deemed adequate by the Company and its independent public accountants. The Company will not, and will not allow any Subsidiary to, amend the terms of its charter.

5.3  Insurance.
--------------

     (a) Business Interruption Insurance. Each of the Company and its Subsidiaries shall maintain with financially sound and reputable insurers insurance related to interruption of business, either for loss of revenues or for extra expense, in the manner customary for businesses of similar size engaged in similar activities.

     (b) Property Insurance. Each of the Company and its Subsidiaries shall keep its assets which are of an insurable character insured by financially sound and reputable insurers against theft and fraud and against loss or damage by fire, explosion and hazards insured against by extended coverage to the extent, in amounts and with deductibles at least as favorable as those generally maintained by businesses of similar size engaged in similar activities.

     (c) Liability Insurance. Each of the Company and its Subsidiaries shall maintain with financially sound and reputable insurers insurance against liability for hazards, risks and liability to persons and property, including errors and omission insurance, to the extent, in amounts and with deductibles at least as favorable as those generally maintained by businesses of similar size engaged in similar activities.

     (d) Requirements; Proceeds. Each insurance policy maintained pursuant to this subsection 5.3 pertaining to any of the Collateral or pursuant to
     --------------
subsection 5.11 below shall: (i) name the Agent as an additional insured and
---------------
loss payee pursuant to a so-called "standard mortgagee clause" and provide that
                                    -------------------------
all proceeds shall be payable to the Agent; (ii) provide that no action of the Company shall void such policy as to the Agent; and (iii) provide that the Agent shall be notified of any proposed cancellation of such policy at least thirty
(30) days in advance of such proposed cancellation. Copies of all such policies shall be delivered to the Agent upon request. In the event of a casualty loss, the Company may apply the proceeds of any insurance to the restoration or replacement of the property or asset which was the subject of such loss, provided that (A) the Company shall have demonstrated to the reasonable
--------
satisfaction of the Lenders that such property or asset will be restored to substantially its previous condition or will be replaced by a substantially identical property or asset, and (B) the Agent shall have received, if requested by it, a favorable opinion from counsel for the Company, satisfactory in scope and form to the Agent (on behalf of the Lenders), as to the Lenders' having a prior security interest in and valid first lien on such restored or replaced property or asset. As further assurance for the payment and performance of the Loans and all other obligations hereunder, the Company hereby assigns to the Agents for the benefit of the Lenders all sums, including any returned or unearned premiums, which may become payable under any policy of insurance in respect of the Collateral and the Company hereby directs each insurer issuing any such policy to make such payment of such sums directly to the Agent. No loss or claim in excess of $250,000 shall be settled without the prior written consent of the Agent.


5.4 Payment of Taxes. The Company will, and will cause each Subsidiary to, pay
--------------------
and discharge promptly as they become due and payable all taxes, assessments and other governmental charges or levies imposed upon it or its income or upon any of its properties or assets, or upon any part thereof, as well as all lawful claims of any kind (including claims for labor, materials and supplies) which, if unpaid, might by law become a lien or a charge upon its property; provided
                                                                     --------
that neither the Company nor any Subsidiary shall be required to pay any such tax, assessment, charge, levy or claim if the amount, applicability or validity thereof shall currently be contested in good faith by appropriate proceedings promptly initiated and diligently conducted and if the Company or such Subsidiary, as the case may be, shall have set aside on its books such reserves, if any, with respect thereto as are required by GAAP and deemed appropriate by the Company and its independent public accountants.

5.5 Payment of Other Indebtedness, etc. Except as to matters being contested in
--------------------------------------
good faith and by appropriate proceedings, and subject to the provisions of subsection 6.5 (Restricted Payments) and subsection 6.12 (Observance of
--------------                           ---------------
Subordination Provisions) hereof, the Company will, and will cause each Subsidiary to, pay promptly when due, or in conformance with customary trade terms, all other Indebtedness and obligations incident to the conduct of its business, except where the failure to do so would not result in a Material Adverse Effect.

5.6 Further Assurances. From time to time hereafter, the Company will execute
----------------------
and deliver, or will cause to be executed and delivered, such additional instruments, certificates or documents, and will take all such actions, as the Agent may reasonably request, for the purposes of implementing or effectuating the provisions of this Agreement, the Security Documents or the Notes, or of more fully perfecting or renewing the rights of the Agent and the Lenders with respect to the Collateral pursuant hereto or thereto. Upon the exercise by the Lenders (or the Agent on their behalf) of any power, right, privilege or remedy pursuant to this Agreement or the Security Documents which requires any consent, approval, registration, qualification or authorization of any governmental authority or instrumentality, the Company will execute and deliver, or will cause the execution and delivery of, all applications, certifications, instruments and other documents and papers that the Agent or the Lenders may be required to obtain for such governmental consent, approval, registration, qualification or authorization. In the event the Company or any Subsidiary shall at any time or from time to time lease any additional real property, the Company will, if any Collateral is to be located at such premises and not available at the Company's Irvine, California headquarters, promptly execute and deliver, and cause to be executed and delivered by the Company's landlord, to the Lenders (or the Agent on their behalf) a landlord's consent relating to the Agent's access to the real property leased by the Company, regardless of any rental payment default by the Company or any of its Subsidiaries.

5.7 Maintenance of Blocked Account; Eligible Securitization Transaction
-----------------------------------------------------------------------
Documents; Agreement to Hold in Trust. As of the Closing Date, the Company will
-------------------------------------
(i) establish a blocked account arrangement (the "Blocked Account") with the
                                                  ---------------
Agent and (ii) execute and cause to be executed by all necessary parties all such agreements or instruments as may be deemed necessary by the Lenders or the trustee or paying agent under each Eligible Securitization Transaction so as to ensure that such trustee or paying agent is directed to make payments due the Company, directly to the Blocked Account. All agreements, documents or instruments now or hereafter necessary to ensure that the Collateral and all proceeds thereof will be deposited directly into the Blocked Account, and to otherwise give effect to the transactions contemplated by this Agreement, including but not limited to, the Irrevocable Payment Directives, are referred to herein collectively as the "Eligible Securitization Transaction Documents".
                               ---------------------------------------------
To the extent that notwithstanding the Eligible Securitization Transaction Documents, the Company, CPSRC receives any amounts attributable to any Eligible Securitization Transaction which should, in accordance with Section 1.2(c), have been deposited in the Blocked Account, the Company will, and will cause CPSRC to, hold the same in trust for the Lenders immediately upon receipt thereof, and deliver the same to the Agent in the form received, together with the Company's or CPSRC's (as the case may be) endorsement thereon where necessary to permit collection thereof for deposit into the Blocked Account.

5.8 Communication with Accountants. The Company authorizes the Lenders to
----------------------------------
communicate directly with the Company's independent certified public accountants and authorizes those accountants to disclose to the Lenders any and all financial statements and other supporting financial documents and schedules.

5.9 Performance of Servicing Duties; Clean-Up Calls. The Company shall, and
---------------------------------------------------
shall cause Alton Receivables Corp. ("ARC") and CPSRC to, comply in all material
                                      ---
respects with the provisions of its charter documents and by-laws and with the terms of the pooling and servicing agreements and other Eligible Securitization Documents relating to each Eligible Securitization Transaction, and perform the duties of servicer in compliance with the terms thereof. To the extent the Company, ARC or CPSRC has or shall have the right or ability to make a "clean-up" call under any Eligible Securitization Transaction, the Company, ARC
 --------
or CPSRC will not take any such action if, after giving effect thereto, the aggregate outstanding principal balance of the Loans would exceed the Borrowing Base unless, simultaneously with the purchase pursuant to such "clean-up" call,
                                                                --------
the Company pays down the outstanding Loans to an amount less than or equal to the Available Line Commitment after giving effect to such "clean-up" call.
                                                           --------

5.10 Management. Schedule 5.10 attached hereto sets forth the names and titles
---------------  -------------
of each officer and director of the Company. The Company will notify the Agent in writing of any change in or addition to such officers and directors of the Company.

5.11 Funding of Cash Collateral Account. On the last business day of each
---------------------------------------
month, the Company shall cause the balance of the Cash Collateral Account to be equal to at least the greater of (i) $1,000,000 and (ii) the "Estimated Interest
                                                              ------------------
Payment". For purposes of this Agreement, the Estimated Interest Payment shall
-------
equal the product of six times (6x) the balance of the Loans outstanding as of the immediately preceding month-end and the then-applicable interest rate for Prime-based Loans.

5.12 Covenant to Secure Loans Equally. The Company covenants that if it shall
-------------------------------------
create or assume any Lien upon its property or assets, whether now owned or hereafter acquired, other than Liens permitted by the provisions of Section 6.2
                                                                    -----------
(unless prior written consent to the creation or assumption thereof shall have been obtained), it will make or cause to be made effective provisions whereby the Loans will be secured by such

Lien equally and ratably with any and all other Indebtedness thereby secured so long as any such other Indebtedness shall be so secured; provided that the
                                                         --------
creation and maintenance of such equal and ratable Lien shall not in any way limit or modify the right of the Lenders to enforce the provisions of, and declare a Default or Event of Default under, Section 6.2.
                                             -----------

Section 6.  Negative Covenants.
------------------------------

     So long as any of the Loans shall remain available to the Company, and until the principal of and interest on the Notes and all fees due hereunder and all of the Company's obligations to the Lenders shall have been paid in full, the Company agrees that:
6.1 Indebtedness. The Company will not, and will not permit any Subsidiary to,
----------------
create, incur, assume or become or remain liable in respect of any Indebtedness, except:

     (a)   Indebtedness to the Lenders hereunder;

     (b)   (i)   Current liabilities of the Company (other than for borrowed money) incurred in the ordinary course of its business and in accordance with customary trade practices and (ii) deferred taxes which, in accordance with GAAP, are shown as a liability on the Company's balance sheet;

     (c)   Existing Indebtedness of the Company or any Subsidiary referred to in
Schedule 3.8 attached hereto, in not more than the respective unpaid principal
------------
amounts thereof specified in such Schedule;


     (d) Indebtedness incurred by the Company and/or any Subsidiary relating to the Company's and/or the Subsidiary's warehousing financing lines of credit with (i) Variable Funding Capital Corporation, (ii) Redwood Receivables Corporation or (iii) future warehousing lenders, in connection with warehousing the Automobile Contracts in the ordinary course of business;

     (e)   Unsecured Subordinated Debt;

     (f) Indebtedness arising from now existing or hereafter arising Capital Leases in an aggregate amount not to exceed $5,000,000;

     (g) Indebtedness incurred in connection with the acquisition of a building currently under construction (the "New Building"), located at Alton
                                            ------------
Parkway and Laguna Canyon Road in Irvine, California and comprising approximately 115,000 square feet of rentable area, provided that such
                                                    --------
Indebtedness shall not exceed the lesser of (i) 85% of the New Building's appraised value and (ii) $25,000,000; provided further that the Lenders shall
                                      --------
hold a second priority mortgage on the New Building, which mortgage shall be subordinate only to the lien relating to the financing thereof;

     (h) Indebtedness of the Company or any Subsidiary secured as permitted by, and subject to the proviso to, subparagraph (c) of subsection 6.2;
                                                       --------------

     (i) Non-recourse Indebtedness of the Company using only the assets relating to a Rejected Transaction as collateral; and

     (j) Other unsecured Indebtedness which in the aggregate shall not exceed $4,000,000.

6.2 Liens, etc. The Company will not, and will not permit any Subsidiary to,
--------------
directly or indirectly, create, incur, assume or suffer to exist, any mortgage, lien, charge or encumbrance on, or security interest in, or pledge of, or conditional sale or other title retention agreement (including any Capital Lease) with respect to, any real or personal property (tangible or intangible, now existing or hereafter acquired) including but not limited to the Collateral, except:

     (a)   Any lien securing Indebtedness to the Lenders;

     (b) Liens for taxes not yet delinquent or being contested in good faith as provided in subsection 5.4; mechanics', workmen's, materialmen's or other
               --------------
like liens arising in the ordinary course of business in respect of obligations which are not yet due or which are being contested in good faith (as to which adequate reserves have been established on the Company's books); and other liens or encumbrances incidental to the conduct of the business of the Company or any Subsidiary or to the ownership of their respective properties or assets, which were not incurred in connection with the purchase of property, borrowing of money or the obtaining of credit and which do not detract from the value of the properties or assets of the Company and its Subsidiaries or affect the use thereof in the operation of their business;

     (c) Financing statements filed by FSA against any Subsidiary in connection with any securitization transaction;

     (d) Purchase money mortgages, liens and other security interests, including Capital Leases, created in respect of property acquired by the Company after the date hereof or existing in respect of property so acquired prior to the date hereof, provided that (i) each such lien shall at all times be confined
                 --------
solely to the item of property so acquired, and (ii) the aggregate principal amount of indebtedness secured by all such liens (whether incurred prior to or after the Closing Date) shall at no time exceed $5,000,000;

     (e) Liens granted by the Company or any of its Subsidiaries on the Automobile Contracts to secure the Indebtedness described in subsection 6.1(d);
                                                             -----------------

     (f)   Lien on the New Building relating to the financing thereof;

     (g) Liens in an amount not to exceed $1,000,000 securing the Indebtedness described in subsection 6.3(e) below, provided that such liens are at all times
                                      --------
limited solely to cash collateral posted by the Company to secure such Indebtedness; and

     (h) Liens on assets relating to Rejected Transactions securing Indebtedness described in subsection 6.1(i) provided that such Indebtedness
                          --------------------------
shall not exceed the lesser of (x) 80% of the Company's Investment in Credit Enhancements relating to such Rejected Transactions and (y) 8% of the aggregate outstanding Certificate Balance related to such Rejected Transactions, in each instance as reported on the most recently submitted Borrowing Base Certificate.

6.3 Loans, Guarantees and Investments. The Company will not, and will not
-------------------------------------
permit any Subsidiary to, make or permit to remain outstanding any loan or advance to, or guarantee or endorse (except as a result of endorsing negotiable instruments for deposit or collection in the ordinary course of business) or otherwise assume or agree to purchase or otherwise remain liable with respect to any obligation of, or enter into any indemnification agreement or make or own any investment in, or acquire (except in the ordinary course of business) the properties or assets of, any Person, except:
                                     ------

     (a) Extensions of credit by the Company in connection with the Company's automobile finance business in accordance with existing and customary trade practices, including direct lending and bulk purchases of up to $30,000,000 of portfolios of Automobile Contracts;

     (b) The outstanding investments, loans and advances, if any, and the presently existing guarantees, if any, referred to in Schedule 3.8 attached
                                                      ------------
hereto;

     (c)   Cash Equivalents;

     (d)   Capital Expenditures, to the extent permitted by subsection 6.6;
                                                            --------------

     (e) Loans, advances and investments in an aggregate amount not exceed $1,000,000 necessary or appropriate for the hedging of interest rate risks on loans held for sale by the Company or its Subsidiaries in the ordinary course of business; and

     (f) Indemnification Agreements in favor of Credit Enhancers or underwriters executed in connection with securitization transactions, or indemnifications contained in agreements entered into in the ordinary course of the Company's business and otherwise permitted under this Agreement.

6.4  Collection Policies and Procedures.  The Company will not implement any
---------------------------------------
material change in its collection policies and procedures without first delivering written notice of such change and the reason therefor to the Lenders.

6.5  Restricted Payments.  The Company will not, and will not permit any
------------------------
Subsidiary to, directly or indirectly declare, order, pay or make any Restricted Payment or set aside any sum or property therefor if at the time of such proposed action or immediately after giving effect thereto, any Default or Event of Default exists, and unless expressly permitted by this subsection 6.5.
                   ---                                    --------------

     As used herein, the term "Restricted Payments" means (i) any dividend or
                               -------------------
other distribution, direct or indirect, on or on account of any shares of any class of stock of the Company now or hereafter outstanding (other than dividends payable exclusively in shares of the Company's preferred stock); (ii) any redemption, purchase or other acquisition, direct or indirect, of any shares of any class of stock of the Company now or hereafter outstanding or of any warrants or rights to purchase any such stock (including, without limitation, the repurchase of any such stock or warrant or any refund of the purchase price thereof in connection with the exercise by the holder thereof of any right of rescission or similar remedies with respect thereto); and (iii) any payment in respect of Subordinated Debt.

     Subject to the foregoing, the Company may: (a) from time to time make Restricted Payments in the amount of scheduled (but not accelerated) payments
                                                    ---
due the Subordinated Lenders under the Subordinated Agreements.

6.6  Capital Expenditures.  The Company will not make, or permit any Subsidiary
-------------------------
to make, any Capital Expenditure during any fiscal year of the Company which exceeds $1,000,000 with respect to any particular project or $3,000,000 in the aggregate.

6.7  Subsidiaries, Mergers, Acquisitions and Consolidations; Changes in
-----------------------------------------------------------------------
Business. The Company will not, and will not permit any Subsidiary to, without
--------
thirty (30) days prior written notice to the Lenders, create any additional Subsidiaries (provided, that the Company may from time to time create wholly-
              --------
owned, so-called Bankruptcy remote special purpose Subsidiaries for the sole purpose of entering into subsequent securitization transactions), or enter into any merger, acquisition or consolidation (or any agreement relating to any merger, acquisition or consolidation) if the cost to the Company associated with such merger, acquisition or consolidation or the capital investment of the Company in such Subsidiaries created after the date of this Agreement exceeds thirty percent (30%) of its Net Worth. The Company and its Subsidiaries shall not, without the Lenders' consent, engage in any business other than automobile finance, mortgage finance, credit card finance, insurance and insurance finance.

6.8  Sale of Assets.  The Company will not, and will not permit any Subsidiary
-------------------
to, sell, lease or otherwise dispose of any of its properties or assets if the aggregate fair market value of the assets that have been sold, leased or disposed of from the date of this Agreement through the date thereof is greater than or equal to fifteen percent (15%) of the Company's Net Worth, except for
                                                                   ------
(a) bona fide sales of Automobile Contracts for fair value in the ordinary
    ---- ----
course of business to a wholly-owned Subsidiary of the Company in connection with any warehouse credit facility, (b) bona fide cash sales of Automobile
                                        ---- ----
Contracts originated as permitted by this Agreement, for fair value in the ordinary course of business in connection with securitization transactions and provided that proceeds of any such sales are used by the Company to repay any
--------
related loans under the
applicable warehouse credit facility, if any, to the extent required thereby,
(c) bona fide sales of repossessed automobiles, and (d) sales or other
    ---- ----
dispositions in the ordinary course of business of obsolete or unusable property or assets (it being understood that Automobile Contracts and related receivables are excluded from this clause (d)) in each instance, without the prior written consent of the Majority Lenders, such consent not to be unreasonably withheld.

6.9  Compliance with ERISA.  The Company will make, and will cause all
--------------------------
Affiliated Companies to make, all payments or contributions to employee benefit plans required under the terms thereof and in accordance with applicable minimum funding requirements of ERISA and the Code and applicable collective bargaining agreements. The Company will cause all employee benefit plans sponsored by any Affiliated Company to be maintained in material compliance with ERISA and the Code. The Company will not engage, and will not permit or suffer any Affiliated Company or any Person entitled to indemnification or reimbursement from the Company or any Affiliated Company to engage, in any prohibited transaction for which an exemption is not available. No Affiliated Company will terminate, or permit the PBGC to terminate, any employee benefit plan or withdraw from any multiemployer plan, in any manner which could result in material liability of any Affiliated Company.

6.10 Transactions with Affiliates.  The Company will not, and will not permit
---------------------------------
any Subsidiary to, directly or indirectly, enter into any lease or other transaction with any shareholder or with any Affiliate of the Company or such shareholder, on terms that are less favorable to the Company or such Subsidiary than those which might be obtained at the time from Persons who are not such a shareholder or Affiliate. The Company shall not make any advance to any shareholder.

6.11 Observance of Subordination Provisions, etc. The Company will not make, or
------------------------------------------------
cause or permit to be made, any payments in respect of any Subordinated Debt, in contravention of the subordination provisions contained in the evidence of such Subordinated Debt or in contravention of any written agreement pertaining thereto, nor will the Company (a) amend, modify or change in any manner any of such subordination provisions without the prior written consent of the Majority Lenders or (b) amend, modify or change in any manner adverse to the interests of the Lenders any of the other provisions set forth in the agreements under which such Subordinated Debt is outstanding or contained in the instruments or agreements evidencing or relating to such Subordinated Debt.

6.12 Environmental Liabilities.  The Company will not, and will not permit any
------------------------------
Subsidiary to, violate any Environmental Laws or other requirement of law, rule or regulation regarding Hazardous Materials; and, without limiting the foregoing, the Company will not and will not permit any Subsidiary or any other Person to, dispose of any Hazardous Material into or onto, or (except in accordance with applicable law) from, any real property owned, leased or operated by the Company or any Subsidiary or in which the Company or any Subsidiary holds, directly or indirectly, any legal or beneficial interest or estate, nor allow any lien imposed pursuant to any law, regulation or order relating to Hazardous Materials or the disposal thereof to be imposed or to remain on such real property, except for liens being contested in good faith by appropriate proceedings and for which adequate reserves have been established and are being maintained on the books of the Company and its Subsidiaries.

6.13 Fiscal Year.  The Company will not change its fiscal year end from December
----------------
31 without prior written notice to the Agent.

6.14 Amendments to Eligible Securitization Transaction Documents.  The Company
----------------------------------------------------------------
will not, and will not permit ARC, CPSRC or any other Subsidiary to amend, modify or change (or consent to any such amendment, modification or change) in any manner adverse to the interests of the Lenders any of the provisions set forth in the Eligible Securitization Transaction Documents without the prior written consent of the Lenders. Without limiting the foregoing, the Company will not consent or agree, without the Lenders' consent, to any increase in the amount on deposit in any Spread Account so as to maintain the rating of the related securitization transaction.

6.15 Back-Up Servicer.  The Company shall not change its back-up servicer from
---------------------
Norwest Bank Minnesota, National Association without the written consent of the Lenders.

6.16 Balance of Outstanding Loans.  At no time shall the aggregate balance of
---------------------------------
all Loans outstanding hereunder exceed eighty-five percent (85%) of the aggregate cash balance in Investments in Credit Enhancements relating to Eligible Securitization Transactions.

Section 7.  Financial Covenants.  So long as any of the Loans shall remain
-------------------------------
available to the Company, and until the principal of and interest on the Notes and all fees and other amounts due hereunder and all of the Company's obligations to the Lenders shall have been paid in full, the Company agrees as follows. (For purposes of this Section 7, all references to the Company shall
                               ---------
refer collectively to the Company and the Consolidated Subsidiaries.)

7.1  Total Senior Liabilities to Capital Funds Ratio.  The Company will not on
----------------------------------------------------
the last day of any month permit the ratio of (a) its Total Senior Liabilities to (b) its Capital Funds, to be greater than 3.5:1.0.

7.2  Minimum Cash Balance.  Without giving credit to the cash balance in the
-------------------------
Cash Collateral Account, the Company will maintain a minimum balance of unrestricted cash, Cash Equivalents and/or availability under the Available Line Commitment on the last day of each month during the term of this Agreement of at least $500,000.

7.3  Minimum Net Worth. The Company will not permit its Net Worth as of the last
----------------------
day of the fiscal quarter of the Company ending December 31, 1997 to be less than $80,000,000. The Company will not permit its Net Worth as of the last day of any fiscal quarter of the Company ending after December 31, 1997 to be less than an amount equal to (x) $80,000,000 plus, (y) on a cumulative basis, an
                                        ----
amount equal to fifty percent (50%) of the Company's positive Net Income during each such fiscal quarter ending after December 31, 1997. The minimum Net Worth covenant amount shall never decrease, regardless of whether the Company shall have negative Net Income during any fiscal quarter.

7.4  Minimum Subordinated Debt Plus Net Worth.  The Company will not permit (i)
---------------------------------------------
as of the last day of the fiscal quarter ending December 31, 1997 the principal amount of Subordinated Debt plus the Company's Net Worth to be less than
                            ----
$135,000,000. The Company will not permit the principal amount of Subordinated Debt plus the Company's Net Worth, as of the last day of any fiscal quarter
     ----
ending after December 31, 1997, to be less than an amount equal to (x) $135,000,000 plus, (y) on a cumulative basis, an amount equal to fifty percent
             ----
(50%) of the Company's positive Net Income during each fiscal quarter ending after December 31, 1997. The minimum Subordinated Debt plus Net Worth covenant amount shall never decrease, regardless of whether the Company shall have negative Net Income during any fiscal quarter.

7.5  Limitation on Quarterly Losses.  The Company will not permit its Net Income
-----------------------------------
to be less than $0.00 for any two fiscal quarters during any rolling period of four consecutive fiscal quarters of the Company.

7.6  Minimum Servicing Balance.  The Company shall at all times maintain a
------------------------------
Minimum Servicing Balance of at least $700,000,000.

Section 8.  Defaults; Credit Triggers; Remedies.
-----------------------------------------------

8.1  Events of Default; Acceleration.  If any of the following events (each an
------------------------------------
"Event of Default") shall occur:
 ----------------

     (a) The Company shall default in the payment of principal of or interest on any Note or any other fee due hereunder when the same becomes due and payable, whether at maturity or at a date fixed for the payment of any installment or prepayment thereof or otherwise; provided that in the case of a payment due
                                 --------
pursuant to subsection 1.8(b), the Company shall make such payment within two
            -----------------
(2) Banking Days after becoming aware that the outstanding principal amount of the Loans exceeds the Available Line Commitment;

or

     (b) The Company shall default in the performance of or compliance with any term contained in Section 6 (and such default shall continue for five (5)
                   --------
business days) or Section 7; or
                  ---------

     (c) The Company shall default in the performance of or compliance with any material term contained herein other than those referred to above in this
Section 8 and such default shall not have been remedied within 30 days after
---------
written notice thereof shall have been given to the Company by the Agent (on the Lenders' behalf); or

     (d) The Company, any Subsidiary or any shareholder of the Company which is a party to any of the Security Documents shall default in the performance of or compliance with any term contained in the Security Documents or in the performance of or compliance with any term contained in any other written agreement with the Lenders or the Agent on the Lenders' behalf, and such default shall continue for more than the grace period, if any, specified therein and shall not have been waived pursuant thereto; or

     (e) Any representation or warranty made by the Company herein or pursuant hereto shall prove to have been false or incorrect in any material respect when made; or

     (f) The Company or any Subsidiary shall default in any payment due on any Indebtedness in respect of borrowed money, any Capital Lease or the deferred purchase price of property with a principal balance, lease balance or purchase price (as the case may be) in excess of $1,000,000 outstanding as of the date of such default, and such default shall continue for more than the grace period, if any, applicable thereto, or in the performance of or compliance with any term of any evidence of such Indebtedness or of any mortgage, indenture or other agreement relating thereto, and any such default shall continue for more than the grace period, if any, specified therein and shall not have been waived pursuant thereto; or

     (g) The Company shall discontinue its business or the Company or any Subsidiary shall make an assignment for the benefit of creditors, or shall fail generally to pay its debts as such debts become due, or shall apply for or consent to the appointment of or taking possession by a trustee, receiver or liquidator (or other similar official) of the Company or such Subsidiary or any substantial part of the property of the Company or such Subsidiary, or shall commence a case or have an order for relief entered against it under the federal Bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or if the Company or any Subsidiary shall take any action to dissolve or liquidate the Company or such Subsidiary; or

     (h) If, within 60 days after the commencement against the Company or any Subsidiary of a case under the federal Bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state Bankruptcy, insolvency or other similar law, such case shall have been consented to or shall not have been dismissed or all orders or proceedings thereunder affecting the operations or the business of the Company and such Subsidiary stayed, or if the stay of any such order or proceeding shall thereafter be set aside, or if within 60 days after the entry of a decree appointing a trustee, receiver or liquidator (or other similar official) of the Company or any Subsidiary or any substantial part of the property of the Company or such Subsidiary, such appointment shall not have been vacated; or

     (i) A final judgment (which, with other outstanding final judgments against the Company and its Subsidiaries, exceeds insurance coverage, if any, acknowledged in writing by the insurer by an aggregate of $250,000) shall be rendered against the Company or any Subsidiary and if, within 60 days after entry thereof, such judgment shall not have been discharged or execution thereof stayed pending appeal, or if, within 60 days after the expiration of any such stay, such judgment shall not have been discharged, or if any such judgment shall not be discharged forthwith upon the commencement of proceedings to foreclose any lien, attachment or charge which may attach as security therefor and before any of the property or assets of the Company or any Subsidiary shall have been seized in satisfaction thereof; or

     (j) If (i) the Company is replaced as servicer of any Eligible Securitization Transaction, or any other event or condition occurs or exists which in the Lenders' reasonable judgment impairs or creates a material risk of impairment of the Company's legal right to receive payments in respect of the Collateral, or (ii) the Company ceases to own 100% of the capital stock of CPSRC, FundCo or WareCo or (iii) if the Company or any Subsidiary loses, fails to keep in force, suffers the termination or revocation of or terminates, forfeits or suffers an amendment to any License which could have a Material Adverse Effect on the operations of the Company or such Subsidiary; or

     (k) If Charles E. Bradley, Jr. ceases to be and perform the duties of Chief Executive Officer and President of the Company, and is not replaced by a Chief Executive Officer and/or President acceptable in the reasonable discretion of the Board of Directors of the Company within sixty (60) days; or

     (l) Without limiting any provision set forth above in this subsection 8.1,
                                                                --------------
if the Company, ARC or CPSRC shall fail to perform or observe any of its obligations under any of the Loan Documents or the Eligible Securitization Transaction Documents, and such failure could reasonably be expected to have a Material Adverse Effect on the Company or CPSRC, or if the validity of this Agreement, the Notes, any Security Document or other Loan Document, or of any Eligible Securitization Transaction Document, or the Subordinated Agreements shall be challenged or disaffirmed by any party hereto or thereto, or shall in any manner cease to be in full force and effect (other than pursuant to its expiration or termination in accordance with its terms), or if any notice of default shall be issued hereunder or thereunder by any party hereto or thereto; then, and in any such event, and at any time thereafter, either or both of the following actions may be taken: the Majority Lenders may by written notice to the Company, (i) declare the principal of and accrued interest in respect of the Notes to be forthwith due and payable, whereupon the principal of and accrued interest in respect of the Notes shall become forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Company, and/or (ii) terminate the Total Commitment, whereupon the Total Commitment of the Lenders (and the Commitment of each individual Lender) to make Loans hereunder shall forthwith terminate without any other notice of any kind; provided that, in the case of an Event of
                                      --------
Default arising by reason of the occurrence of any event described in subsections 8.1(g) or 8.1(h), such actions shall be deemed to have been
----------------------------
automatically taken by the Lenders and all obligations of the Company to the Lenders shall forthwith automatically become due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Company. Without limiting any provision of this Agreement or any Security Document, a Default or Event of Default hereunder shall also constitute a Default or Event of Default under each Security Document.

8.2  Remedies on Default, etc.  In case any one or more Events of Default shall
-----------------------------
occur and be continuing, the Agent and the Lenders may proceed to protect and enforce their rights by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note or Security Document, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law. In case of a default in the payment of any principal of or interest on any Note, or in the payment of any fee due hereunder, the Company will pay to the Lenders such further amount as shall be sufficient to cover the cost and expense of collection, including, without limitation, reasonable attorneys' fees, expenses and disbursements. No course of dealing and no delay on the part of the Agent or the Lenders in exercising any right shall operate as a waiver thereof or otherwise prejudice the rights of the Agent or the Lenders. No right conferred hereby or by any Note or Security Document upon the Lenders shall be exclusive of any other right referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise.

8.3  Credit Triggers.  If any of the following events (each a "Credit Trigger")
--------------------                                           --------------
shall occur with respect to (i) any Eligible Securitization Transaction (for subsections (a), (b) and (d) hereof), or (ii) the Borrower's entire servicing portfolio (for subsections (c), (e) and (f) hereof:

     (a) The Cumulative Net Loss Rate and the Cumulative Default Rate for each Eligible Securitization Transaction which is currently in the month listed at left may not exceed the Cumulative Net Loss Rate or Cumulative Default Rate as set forth below:

     ---------------------------------------------------------------------
      Number of Months Since Closing of     Cumulative Net     Cumulative
     Eligible Securitization Transaction      Loss Rate       Default Rate
     -----------------------------------    --------------    ------------
                      1-6                        3.5%              7.0%
     ---------------------------------------------------------------------
                      7-9                        4.5%              9.0%
     ---------------------------------------------------------------------
                     10-12                       6.0%             12.0%
     ---------------------------------------------------------------------
                     13-15                       8.0%             16.0%
     ---------------------------------------------------------------------
                     16-18                       9.0%             18.0%
     ---------------------------------------------------------------------
                     19-21                      10.0%             20.0%
     ---------------------------------------------------------------------
                     22-24                      11.0%             21.5%
     ---------------------------------------------------------------------
                     25-27                      11.5%             22.5%
     ---------------------------------------------------------------------
                     28-30                      12.0%             24.0%
     ---------------------------------------------------------------------
                     31-33                      12.5%             25.0%
     ---------------------------------------------------------------------
                     34-36                      13.0%             26.0%
     ---------------------------------------------------------------------
                     37-42                      13.5%             28.0%
     ---------------------------------------------------------------------
                     43-45                      14.0%             29.0%
     ---------------------------------------------------------------------
                  46-maturity                   14.5%             30.0%
     ---------------------------------------------------------------------

or

     (b) There shall occur any Insurance Agreement Event of Default (or other event or condition, however defined, which has a substantially similar meaning to the term "Insurance Agreement Event of Default" as defined in each of the
             ------------------------------------
Insurance and Indemnity Agreements among the Company, CPSRC and FSA as in effect on the date hereof), under any agreement between the Company and any Credit Enhancer, or any Default or Event of Default, under and as defined in any Eligible Securitization Transaction Document; or

     (c) Amount in Repossession. The amount attributable to repossessed automobiles (where such repossessions were by or at the Company's direction) exceeds five percent (5%) of the aggregate Gross Principal Balance; or

     (d) Average 30-Day Delinquencies. For each Eligible Securitization Transaction, the average of the previous three month end dollar amounts of (x) Thirty (30) Day Delinquencies divided by (y) the principal amount of notes or
                              ----------
certificates issued in connection with such Eligible Securitization Transaction and outstanding on the last day of each month exceeds nine and one-half percent (92%), provided that the amount attributable to repossessed automobiles shall
       --------
not be included in the numerator or the denominator of such calculation; or

     (e) The number of accounts with respect to which the Company grants a deferral or extension in any month exceeds two percent (2%) of the aggregate number of the contracts in the servicing portfolio as of that month's end; or

     (f) The cumulative number of accounts with respect to which the Company grants a deferral or extension exceeds eighteen percent (18%) of the contracts in the Company's aggregate servicing portfolio; then, without notice to the Company or any other required action or notice by the Lenders, (i) the obligations of the Lenders to make Revolving Credit Loans shall immediately terminate and (ii) at the election of the Majority Lenders, the date of occurrence of the Credit Trigger shall be deemed the Conversion Date for all purposes of this Agreement and the Security Documents, and the outstanding principal balance of the Notes shall immediately begin amortizing in accordance with the applicable provisions of this Agreement. The Company shall immediately repay the Loans in an amount sufficient to cause the outstanding balance of the Loans not to exceed the Available Line Commitment.

Section 9.  Definitions; Certain Rules of Construction.  Certain capitalized
------------------------------------------------------
terms are used in this Agreement and in the other Loan Documents with the specific meanings defined below in this section 9. Except as otherwise
                                        ---------
explicitly specified to the contrary or unless the context clearly requires otherwise, (a) the capitalized term "Section" refers to section of this
                                     -------
Agreement, (b) the capitalized term "Exhibit" refers to exhibits to this
                                     -------
Agreement, (c) refers to a particular section included in subsections thereof,
(d) the word "including" shall be construed as "including without limitation",
              ---------                         ----------------------------
(e) accounting terms not otherwise defined herein have the meaning provided under GAAP, (f) terms defined in the UCC and not otherwise defined herein have the meaning provided under the UCC, (g) references to particular statute or regulation include all rules and regulations thereunder and any successor statute, regulation or rules, in each case as from time to time in effect and
(h) references to a particular Person include such Person's successors and assigns to the extent not prohibited by this Agreement and the other Loan Documents.

          Affiliate:  as applied to any Person, a spouse or relative of such
          ---------
Person, any member, director or officer of such Person, any corporation, association, firm or other entity of which such Person is a member, director or officer, and any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with such Person.

          Affiliated Company:  the meaning specified in subsection 3.15.
          ------------------                            ---------------

          Agent:  the meaning specified at the beginning of this Agreement.
          -----

          Agreed Upon Accounting Procedures:  shall mean the accounting
          ---------------------------------
methodology employed by the Company in connection with the Company's audited financial statements for the fiscal year of the Company ended December 31, 1997.

          Applicable LIBOR Rate:  the meaning specified in subsection 1.3.
          ---------------------                            --------------

          Applicable Prime Rate:  the meaning specified in subsection 1.3.
          ---------------------                            --------------

          ARC:  the meaning specified in subsection 5.9.
          ---                            --------------

          Assignment and Acceptance:  the meaning specified in subsection 14.12.
          -------------------------                            ----------------

          Automobile Contracts:  installment sale contracts and security
          --------------------
interests, secured by automobiles, light trucks and vans.

          Available Line Commitment:  the meaning specified in subsection 1.2.
          -------------------------                            --------------

          Banking Day:  any day, excluding Saturday and Sunday and excluding any
          -----------
other day which shall be in Boston, Massachusetts, a legal holiday or a day on which Banking institutions are authorized by law to close.

          Base Servicing Fees:  the two percent (2%) servicing fee paid to the
          -------------------
Company in connection with and under the terms of the applicable indenture, pooling and servicing agreement or other agreement executed in connection with any transaction.

          Blocked Account:  the meaning specified in subsection 5.7.
          ---------------                            --------------

          Borrowing Base:  the meaning specified in subsection 1.2.
          --------------                            --------------

          Borrowing Base Report:  the meaning specified in subsection 1.2.
          ---------------------                            --------------

          Borrowing Request:  the meaning specified in subsection 1.2(b).
          -----------------                            -----------------

          Capital Expenditure:  any payment made directly or indirectly for the
          -------------------
purpose of acquiring or constructing fixed assets, real property or equipment which in accordance with GAAP would be added as a debit to the fixed asset account of the Person making such expenditure, including without limitation, amounts paid or payable under any conditional sale or other title retention agreement or under any lease or other periodic payment arrangement which is of such a nature that payment obligations of the lessee or obligor thereunder would be required by GAAP to be capitalized and shown as liabilities on the balance sheet of such lessee or obligor.

          Capital Funds:  shall mean the sum of the Company's Net Worth plus the
          -------------
aggregate balance of all Subordinated Debt (including accrued but unpaid interest).

          Capital Lease:  any lease of property (real, personal or mixed) which,
          -------------
in accordance with GAAP, should be capitalized on the lessee's balance sheet or for which the amount of the asset and liability thereunder as if so capitalized should be disclosed in a note to such balance sheet.

          Cash Collateral Account:  the meaning specified in subsection 1.9.
          -----------------------                            --------------

          Cash Equivalents:  (a) negotiable certificates of deposit, time
          ----------------
deposits (including sweep accounts), demand deposits and Lenders' acceptances having a maturity of nine months or less and issued by any United States financial institution having capital and surplus and undivided profits aggregating at least $100,000,000 and rated Prime-1 by Moody's Investors Service, Inc. or A-1 by Standard & Poor's Ratings Group or issued by the Agent;
(b) corporate obligations having a maturity of nine months or less and rated Prime-1 by moody's Investors Service, Inc. or A-1 by Standard & Poor's Ratings Group or issued by the Agent; (c) any direct obligation of the United States of America or any agency or instrumentality thereof, or of any state or municipality thereof, (i) which has a remaining maturity at the time of purchase of not more than one year or which is subject to a repurchase agreement with any Lender (or any other financial institution referred to in clause (a) above) exercisable within one year from the time of purchase and (ii) which, in the case of obligations of any state or municipality, is rated AA or better by Moody's Investors Services, Inc. or AA or better by Standard & Poor's Ratings Group; and (d) any mutual fund or other pooled investment vehicle rated AA or better by Moody's Investors Service, Inc. or AA or better by Standard & Poor's Ratings Group which invests principally in obligations described above.

          Certificate Balance:  when used in connection with an Eligible
          -------------------
Securitization Transaction, shall mean the aggregate outstanding balance of notes or certificates issued by a special purpose, wholly owned, bankruptcy-remote subsidiary of the Company, relating to such Eligible Securitization Transactions (except with respect to FASCO Auto Trust 1996-1 and CPS Grantor Trust 1998-1 in which case it shall mean notes or certificates issued through FASCO Auto Trust 1996-1 and CPS Grantor Trust 1998-1) and when used in connection with Rejected Transactions, shall mean the aggregate outstanding balance of notes or certificates issued by a special purpose, wholly owned, bankruptcy-remote subsidiary of the Company relating to such Rejected Transactions.

          Closing Balance Sheet:  the meaning specified in subsection 3.4.
          ---------------------                            --------------

          Closing Date:  shall mean April 30, 1998.
          ------------

          Code:  the meaning specified in subsection 3.15.
          ----                            ---------------

          Collateral:  the meaning specified in subsection 1.9.
          ----------                            --------------

          Collection Account:  shall mean each account maintained by the trustee
          ------------------
or the servicer under the to accumulate principal and interest payment received from the underlying obligations on the Automobile Contracts relating to the.

          Commitment:  the meaning specified in subsection 1.1.
          ----------                            --------------

          Commitment Fee:  the meaning specified in subsection 1.6.
          --------------                            --------------

          Company:  the meaning specified at the beginning of this Agreement.
          -------

          Compliance Certificate:  the meaning specified in subsection 5.1.
          ----------------------

          Consents:  the meaning specified in subsection 3.13.
          --------                            ---------------

          Consolidated Subsidiaries:  shall mean collectively, FundCo, WareCo,
          -------------------------
CPSRC and ARC.

          Conversion Date:  the meaning specified in subsection 1.1.
          ---------------                            --------------

          CPSRC:  the meaning specified in subsection 1.9.
          -----                            --------------

          Credit Enhancer:  as of the Closing Date, means FSA, and after the
          ---------------
Closing Date shall mean FSA and/or any other entity which is not an Affiliate of the Company that issues any surety bond, letter of credit or other credit enhancement in connection with any securitization transaction in which the Company (or an Eligible Subsidiary of the Company) is the issuer.

          Credit Trigger:  the meaning specified in subsection 8.3.
          --------------                            --------------

          Cumulative Default Rate:  shall have the meaning specified in the
          -----------------------
Master Spread Account Agreement between the Company and FSA in the form attached hereto as Exhibit G, without giving effect to any amendment or modification
          ---------
thereof.

          Cumulative Net Loss Rate:  shall have the meaning specified in the
          ------------------------
Master Spread Account Agreement between the Company and FSA in the form attached hereto as Exhibit G without giving effect to any amendment or modification
          ---------
thereof.

          Default:  any event or condition which, with the giving of notice or
          -------
the expiration of any applicable grace period, or both, would constitute an Event of Default.

          Eligible Assignee:  Any of (a) a commercial Lender organized under the
          -----------------
laws of the United States, or any state thereof or the District of Columbia, and having total assets in excess of $1,000,000,000; (b) a savings and loan association or savings Lender organized under the laws of the United States, or any state thereof or the District of Columbia, and having a net worth of at least $100,000,000, calculated in accordance with GAAP; (c) a commercial Lender organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a
                                                            ----
political subdivision of any such country, and having total assets in excess of $1,000,000,000, provided that such Lender is acting through a branch or agency located in the country in which it is organized or another country which is also a member of the OECD; (d) any Affiliate of The Prudential Insurance Company of America;
(e) the central Lender of any country which is a member of the OECD; and (f) if, a Default, Event of Default or Credit Trigger has occurred and is continuing, any other Lender, insurance company, commercial finance company or other financial institution or other Person approved by the Agent, such approval not to be unreasonably withheld.

          Eligible Securitization Transactions:  shall mean, collectively, CPS
          ------------------------------------
Auto Grantor Trust 1995-3, CPS Auto Grantor Trust 1995-4, CPS Auto Grantor Trust 1996-1, FASCO Auto Grantor Trust 1996-1, CPS Auto Grantor Trust 1996-2, CPS Auto Grantor Trust 1996-3, CPS Auto Grantor Trust 1997-1, CPS Auto Grantor Trust 1997-2, CPS Auto Receivables Trust 1997-3, CPS Auto Receivables Trust 1997-4, CPS Auto Receivables Trust 1997-5 and, CPS Grantor Trust 1998-1, together with any other securitization transaction at any time included for purposes of calculating the Borrowing Base, provided, that upon the occurrence and during
                                --------
the continuance of a "Trigger Event" (as such term is defined in any pooling and
                      -------------
servicing agreement, reimbursement agreement or other agreement executed in connection with any Eligible Securitization Transaction) or Event of Default/Credit Trigger under this Agreement or under any of the foregoing, such securitization transaction shall immediately be removed from the Borrowing Base for purposes of calculating the Available Line Commitment.

          Eligible Securitization Transaction Documents:  the meaning specified
          ---------------------------------------------
in subsection 5.7.
   --------------

          Eligible Subsidiaries:  any of the Company's wholly-owned, special
          ---------------------
purpose, bankruptcy remote Subsidiaries (i) whose stock is pledged in its entirety to the Agent and (ii) which is the issuer of, or depositor in respect of notes or certificates in any securitization transaction which is or becomes an Eligible Securitization Transaction in accordance with Section 4.12.
                                                          ------------

          Environmental Laws:  the Resource Conservation and Recovery Act, the
          ------------------
Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, the Superfund Amendments and Reauthorization Act of 1986, the Federal Water Pollution Control Act, the Federal Clean Water Act, the Federal Clean Air Act, the Toxic Substances Control Act and any other federal, state or local statute, regulation, ordinance, order or decree relating to health, safety and/or the environment, as now or hereafter in effect.

          ERISA:  the meaning specified in subsection 3.15.
          -----                            ---------------

          Estimated Interest Payment:  the meaning specified in subsection 5.11.
          --------------------------                            ---------------

          Event of Default:  the meaning specified in section 8.
          ----------------                            ---------

          FSA:  the meaning specified in subsection 1.9.
          ---                            --------------

          FSA Intercreditor Agreements:  the meaning specified in subsection
          ----------------------------                            ----------
1.9.
---

          FundCo:  the meaning specified in subsection 1.9.
          ------                            --------------

          Future Servicing Cash Flows:  means as of any date of determination
          ---------------------------
the present value on such date of the difference between the cash collected from obligors on Automobile Contracts in each Eligible Securitization Transaction and the sum of (i) principal and interest passed-through on the certificates issued to investors in the Eligible Securitization Transaction, (ii) a two percent (2%) annual servicing fee and (iii) other expenses, including trustee fees, collateral agent fees, standby servicing fees, surety bond premiums and the underwriter's discount.

          GAAP:  shall mean generally accepted accounting principles,
          ----
consistently applied.

          Gross Principal Balance:  shall mean the outstanding principal balance
          -----------------------
of the Automobile Contracts  plus unearned finance charges.

          Hazardous Material:  (a) any asbestos or insulation or other material
          ------------------
composed of or containing asbestos and (b) any petroleum product and any hazardous, toxic or dangerous waste, substance or material defined as such in (or for purposes of) the Comprehensive Environmental Response, Compensation and Liability Act, any so-called "Superfund" or "Superlien" law, or any other
                              ---------      ---------
applicable federal, state, local or other statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to, or imposing liability or standards of conduct concerning, any hazardous, toxic or dangerous waste, substance or material, as now or at any time hereafter in effect.

          Indebtedness:  as applied to any Person, (i) all items (except items
          ------------
of capital or surplus or of retained earnings) which in accordance with GAAP would be included in determining total liabilities as shown on the liability side of the balance sheet of such Person as of the date of which Indebtedness is to be determined, including without limitation Subordinated Debt and any Capital Lease, (ii) all indebtedness secured by any mortgage, pledge, lien or conditional sale or other title retention agreement to which any property or asset owned or held by such Person is subject, whether or not the indebtedness secured thereby shall have been assumed, and (iii) all indebtedness of others which such Person has directly or indirectly guaranteed, endorsed (otherwise than for collection or deposit in the ordinary course of business), discounted or sold with recourse or agreed (contingently or otherwise) to purchase or repurchase or otherwise acquire, or in respect of which such Person has agreed to supply or advance funds (whether by way of loan, stock purchase, capital contributions or otherwise) or otherwise to become directly or indirectly liable.

          Insurance Agreement Event of Default:  the meaning specified in
          ------------------------------------
subsection 8.3.
--------------

          Interest Expense:  for any period, the aggregate amount (determined in
          ----------------
accordance with GAAP) of interest paid or payable during such period in respect of all Indebtedness for borrowed money, Capital Leases and the deferred purchase price of property.

          Investment in Credit Enhancements:  shall mean the aggregate cash
          ---------------------------------
balance in all of the Spread Accounts.

          Irrevocable Payment Directives: the meaning specified in subsection
          ------------------------------                           ----------
1.9.
---

          Lender or Lenders:  the meanings specified at the beginning of this
          -----------------
Agreement.

          Lenders' Value Model:  shall mean the model utilized by the Lenders to
          --------------------
calculate the present value of the Collateral. The Lenders' Value Model (with such changes to correct any errors in the Lenders' Value Model as the Lenders may from time to time implement in their reasonable and good faith business judgment, after reasonable consultation with the Company) shall be re-run from time to time in the discretion of the Lenders at the office of the Agent. The inclusion of any amount in the Borrowing Base based on the Lenders' Value Model shall not be deemed a determination by the Agent or any Lender as to the actual value of the Collateral; it being the Company's responsibility to determine the value/collectability of the Collateral, and the Company shall bear all risks concerning the same. Without limiting the foregoing, the Company acknowledges that it has received and reviewed the Lenders' Value Model, and expressly approves the Lenders' Value Model for all purposes of this Agreement, including for purposes of calculating the Borrowing Base.

          Licenses:  the meaning specified in subsection 3.5.
          --------                            --------------

          Line of Credit:  the meaning specified in subsection 1.2.
          --------------                            --------------

          Liquidation Proceeds:  with respect to any defaulted Automobile Loan,
          --------------------
shall mean the sum of

(x) net proceeds from the sale of the repossessed vehicle(s) relating to such Automobile Loan and without duplication, (y) insurance proceeds, if any,
                    -------------------
received in respect of such defaulted Automobile Contract.

          Loan or Loans:  the meanings specified in subsection 1.4.
          -------------                             --------------

          Loan Documents: collectively this Agreement, the Notes, the Security
          --------------
Documents and any and all financing statements, agreements and instruments now or hereafter related thereto or executed in connection therewith, as amended from time to time.

          Majority Lenders: at any time, (a) if none of the Loans shall be
          ----------------
outstanding, Lenders whose Percentages of the Total Commitment aggregate at least sixty-six and two-thirds percent (66-2/3%) or (b) if any of the Loans shall be outstanding, Lenders which are owed at least sixty-six and two-thirds percent (66-2/3%) of the aggregate principal amount of all such Loans at the time outstanding.

          Material Adverse Effect:  means any event, matter or condition which
          -----------------------
could have a material adverse effect on (a) the financial performance or condition, assets, operations or financial or other condition of the Company and its Subsidiaries taken as a whole, (b) the Company's ability to pay and perform all of the Loans and other material obligations owing by it to the Lenders in accordance with the terms thereof, and/or (c) the Collateral (or any portion thereof) or the security interests of the Agent and the Lenders in the Collateral (or any portion thereof), or the priority of such security interests.

          Minimum Servicing Balance:  shall mean the aggregate face amount of
          -------------------------
all Automobile Contracts serviced by the Company under any pooling and servicing agreement or (without duplication) sale and servicing agreement.

          Net Book Value:  shall mean the value of such assets on the books of
          --------------
the Company, determined in accordance with GAAP.

          Net Income:  net income (or loss), for the period in question,
          ----------
determined in accordance with GAAP.

          Net Interest Receivable:  shall mean at any date of determination, the
          -----------------------
net present value as of such date of Future Servicing Cash Flows available to be distributed to the Company by a Subsidiary in connection with an Eligible Securitization Transaction as determined in accordance with Statement of Financial Accounting Standards No. 125 ("SFAS 125"). Future Servicing Cash
                                         --------
Flows represent the difference between the coupon rate on the Automobile Contracts and the pass-through rate on the certificates issued to the investors in the securitized pool in excess of a Base Servicing Fee of two percent (2%) and any other continuing costs such as trustee or surety bond premiums. To determine the Net Interest Receivable, the Future Servicing Cash Flows are first estimated using an assumed rate of prepayment that is intended to be conservative relative to historical experience and then discounted at a market rate commensurate with the risk associated with this type of investment. The Net Interest Receivable is then reduced by a credit loss provision based upon historical experience and deemed adequate to cover net losses over the life of the trust. The Net Interest Receivable is subsequently amortized against servicing income on a level-yield basis. Periodically the Company reviews the assumptions utilized in determining the Net Interest Receivable. Should the present value of Future Servicing Cash Flows prove to be insufficient to recover the capitalized amount, a charge to servicing income would be made in accordance with SFAS 125.

          Net Worth:  at any date of determination, shall mean the Total Assets
          ---------
of the Company minus Total Liabilities of the Company, determined in accordance
               -----
with GAAP.

          New Building:  the meaning specified in subsection 6.1(g).
          ------------                            -----------------

          Note or Notes:  the meanings specified in subsection 1.3.
          -------------                             --------------

          Operating Account:  the meaning specified in subsection 1.2.
          -----------------                            --------------

          PBGC:  the meaning specified in subsection 3.15.
          ----                            ---------------

          Percentage:  the meaning specified in subsection 1.1.
          ----------                            --------------

          Person:  a corporation, an association, a partnership, an owner,
          ------
grantor or master trust, a joint venture, an organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

          Pool Summary Report:  the meaning specified in subsection 5.1.
          -------------------                            --------------

          Prime-based Loans:  shall mean collectively the Loans with an interest
          -----------------
rate based on the Prime Rate.

          Prime Rate:  the per annum rate of interest announced from time to
          ----------
time by the Agent in Boston, Massachusetts.

          Projections:  the meaning specified in subsection 3.4.
          -----------                            --------------

          Proprietary Rights:  any patents, registered and common law
          ------------------
trademarks, service marks, trade names, copyrights, licenses and other similar rights, including, without limitation, know-how, trade secrets and other confidential information, and applications for each of the foregoing.

          Receivables:  shall have the meaning set forth in the Uniform
          -----------
Commercial Code as applied to the amounts attributable to retail installment contracts secured by financed vehicles.

          Register:  the meaning specified in subsection 14.14.
          --------                            ----------------

          Rejected Transaction:  means any Subsequent Securitization Transaction
          --------------------
with respect to which (i) the Company has delivered to each of the Lenders all of the Required Information, together with a written request that such Subsequent Securitization Transaction become an Eligible Securitization Transaction and be included within the Borrowing Base under this Agreement, and
                                                                            ---
(ii) the Lenders shall have delivered written notice to the Company that such Subsequent Securitization Transaction will not be included as an Eligible
                                           ---
Securitization Transaction under this Agreement, or the Lenders shall not have issued any response to the Company's submission of the Required Information and written request within ten (10) Banking Days after confirmed receipt by the Lenders.

          Related Events: the consummation of the transactions contemplated by
          --------------
this Agreement (including the repayment of certain Indebtedness with proceeds of the Loans), the Security Documents, and the Eligible Securitization Transaction Documents, in accordance with the respective terms thereof.

          Required Information:  with respect to any Subsequent Securitization
          --------------------
Transaction, shall mean: (i) the prospectus or, if a prospectus is not yet available, a report outlining: initial pool balance; initial loan balance; prefunding amount (if any); spread account initial deposit; spread account maintenance level; spread account floor; spread account trigger levels; weighted average coupon; weighted average maturity; estimated certificate coupon rate; and (ii) service reports to date (if any); (iii) original book value; (iv) current book value; and (vi) pool selection, with tables showing breakdowns and averages of: original balances; current balances; coupon (APR) rate report; original terms; remaining terms; collateral code (new, used, new light truck, used light truck); vehicle model years; borrower monthly incomes; borrower length of employment; borrower length of residency; borrower debt ratios; loan to values; and geographic distribution.

          Residual Interest in Securitizations:  means at any date of
          ------------------------------------
determination, the present value as
of such date of the aggregate (without duplication) of the Company's or any Eligible Subsidiaries' interest in (i) the Net Interest Receivable relating to Eligible Securitization Transactions, (ii) the Spread Accounts relating to Eligible Securitization Transactions and (iii) over-collateralized accounts.

          Restricted Payment:  the meaning specified in subsection 6.5.
          ------------------                            --------------

          Revolving Credit Loan or Loans:  the meanings specified in subsection
          ------------------------------                             ----------
1.2.
---

          SEC:  the Securities and Exchange Commission or any governmental
          ---
authority succeeding to any of its functions.

          Security Documents:  the meaning specified in subsection 1.9.
          ------------------                            --------------

          SFAS 125:  the meaning specified in the definition of "Net Interest
          --------                                               ------------
Receivable".
----------

          Spread Accounts:  with respect to each Eligible Securitization
          ---------------
Transaction, the named "Spread Account", together with all other cash collateral
                        --------------
accounts or other escrow or reserve accounts established and maintained by the trustee for the benefit of the Company, any Eligible Subsidiary, certificate holders and/or the Credit Enhancer.

          Subordinated Agreements:  shall mean the Indenture dated as of
          -----------------------
December 15, 1995 by and between the Company and Harris Trust and Savings Bank as trustee, as amended, the Indenture dated April 15, 1997 by and between the Company and Bankers Trust Company as trustee, as amended, the Company's partially convertible subordinated 9% note dated June 12, 1997, in the original principal amount of $15,000,000, payable to Stanwich Financial Services Corp., as amended from time to time, together with any and all other agreements now existing or hereafter entered into between the Company and any Subordinated Lenders.

          Subordinated Debt:  shall mean collectively, (i) the $20 million
          -----------------
10.50% of participating equity notes (PENS) issued by the Company April 15, 1997 and due April 15, 2004, (ii) the $20 million of rising interest subordinate redeemable securities (RISRS) issued by the Company December 20, 1995 and due January 1, 2006, (iii) $15 million of unsecured debt from Stanwich Financial Services Corp. and (iv) that portion of the Indebtedness of the Company heretofore or hereafter consented to in writing by the Lenders and which is made subordinate and junior in the right of payment to the Notes and to the Company's other obligations to the Lenders hereunder by provisions satisfactory in form and substance to the Lenders and their counsel. Without limiting the generality of the foregoing, the subordination provisions of all "Subordinated Debt" shall
                                                       -----------------
be substantially similar to the subordination terms set forth in Article Fourteen of the Indenture dated April 15, 1997 by and between the Company and Bankers Trust Company as trustee. All Indebtedness of the Company to its Subsidiaries or Affiliates will be Subordinated Debt.

          Subordinated Lenders:  means the lenders of the Subordinated Debt.
          --------------------

          Subsequent Securitization Transaction(s):  the meaning specified in
          ----------------------------------------
subsection 4.12.
---------------

          Subsidiary:  any corporation of which more than 50% of the outstanding
          ----------
Voting Stock (other than director's qualifying shares) is at the time owned or controlled by the Company or by one or more Subsidiaries or by the Company and one or more Subsidiaries.

          Thirty (30) Day Delinquencies:  shall mean, with respect to each
          -----------------------------
Eligible Securitization Transaction, the sum of all Thirty (30) Day Delinquency Automobile Contracts included in such Eligible Securitization Transaction. An Automobile Contract shall, at any date of determination, be considered a Thirty
(30) Day Delinquency if there are at least two scheduled payments (or any part thereof) due and unpaid, provided that if the obligors have paid more than 90%
                         --------
of the most overdue scheduled payment such scheduled payment shall be deemed paid for purposes hereof.

          Total Commitment:  the meaning specified in subsection 1.1.
          ----------------                            --------------

          Total Assets:  all assets of the Company which may be properly
          ------------
classified as assets in accordance with GAAP.

          Total Liabilities:  all Indebtedness, and all other liabilities which
          -----------------
may be properly classified as liabilities in accordance with GAAP.

          Total Senior Liabilities:  means Total Liabilities less the aggregate
          ------------------------
balance of Subordinated Debt.

          Trigger Event:  shall have the meaning ascribed thereto in any
          -------------
agreement executed in connection with any Eligible Securitization Transaction, and in connection with subsequent securitization transactions which become Eligible Securitization Transactions, shall include any other term or definition having substantially the same meaning as "Trigger Event" as defined in the
                                          -------------
Eligible Securitization Documents as of the Closing Date.

          USAP Audit:  shall mean an audit conducted according to the
          ----------
requirements and standards set forth in the Uniform Single Attestation Program promulgated by the Mortgage Bankers Association of America.

          Voting Stock:  stock having ordinary voting power to elect a majority
          ------------
of the board of directors of the corporation in question, irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency.

          WareCo:  the meaning specified in subsection 1.9.
          ------                            --------------

Section 10.  Setoffs, Pro Rata Treatment; etc.  If the Company becomes
---------------------------------------------
insolvent, howsoever evidenced, or any Default or Event of Default occurs and is continuing, any Indebtedness from any Lender to the Company or any Subsidiary may, without regard to the value or adequacy of the Collateral, be offset and applied toward the payment of any Indebtedness from the Company to the Lenders, whether or not such Indebtedness, or any part thereof shall then be due. The Lenders agree among themselves that, with respect to all sums received by the Lenders applicable to the payment of principal of or interest on the Notes, equitable adjustment will be made among the Lenders so that, in effect, all such sums shall be shared ratably by each of the Lenders whether received by voluntary payment, by the exercise of the right of setoff or Lender's lien, by counterclaim or crossclaim or by the enforcement of any or all of the Notes. If any Lender receives any payment on its Notes of a sum or sums in excess of its pro rata portion, then such Lender receiving such excess payment shall purchase
--- ----
for cash from the other Lenders an interest in their Notes in such amounts as shall result in a ratable participation by each of the Lenders in the aggregate unpaid amount of the Notes then outstanding, provided, however, that if all or any portion of such excess payment is thereafter recovered from such Lender, the purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

Section 11.  Expenses; Indemnification.
--------------------------------------

     (a) Whether or not the transactions contemplated hereby shall be consummated, the Company agrees (i) to pay all reasonable expenses, including reasonable fees and disbursements of counsel for the Agent (subject to the term sheet), which the Agent has incurred or may hereafter incur in connection with the preparation of this Agreement, the Security Documents, the Notes, the Eligible Securitization Transaction Documents and all other documents related hereto and thereto (including any amendment, consent or waiver hereafter requested by the Company hereunder or thereunder) and the transactions contemplated hereby or the protection, preservation and/or enforcement of the rights of the Agent or the Lenders hereunder or under the

Notes or the Security Documents in the event of a Default hereunder or thereunder (including without limitation amounts incurred with respect to any so-called "workout" of the Loans) and (ii) to pay all taxes (other than the
           -------                                           ----- ----
Lenders' income taxes) and fees (including interest and penalties), including, without limitation, all recording and filing fees, transfer and documentary stamp and similar taxes, which may be payable in respect of the execution and delivery of this Agreement, the Security Documents, the Notes, the Eligible Securitization Transaction Documents and all other documents related hereto and thereto (including any amendment, consent or waiver hereafter requested by the Company hereunder or thereunder) and to indemnify the Agent and the Lenders and hold the Agent and the Lenders harmless against any loss or liability resulting from non-payment or delay in payment of any such tax. The Company hereby authorizes the Agent to pay all such amounts described above to the Lenders and to charge the same to the Operating Account or the Blocked Account or any other depository account maintained by the Company with the Agent if the same are not paid within five (5) days after the Agent and/or the Lender notifies the Company of the amounts owed.

     (b) The Company will indemnify the Agent, the Lenders, their respective directors, officers and employees and each other Person, if any, who controls the Agent or the applicable Lender, and will hold the Agent and the Lenders and such other Persons harmless from and against any and all claims, damages, losses, liabilities, judgments and expenses (including without limitation all reasonable fees and expenses of counsel and all expenses of litigation or preparation therefor) which the Agent, the Lenders or such other Persons may incur or which may be asserted against the Lenders or such other Persons in connection with or arising out of any investigation, litigation or proceeding involving the Company or any shareholder or any Affiliate of the Company or any such shareholder (including compliance with or contesting of any subpoenas or other process issued against any Lender, or any director, officer or employee of the Agent or any Lender, or any Person, if any, who controls the Agent or any Lender in any proceeding involving the Company or any shareholder or any Affiliate of the Company or any such shareholder), whether or not the Agent or any Lender is party thereto, other than claims, damages, losses, liabilities or judgments with respect to any matter as to which the Agent or such Lender or such other Person seeking indemnity shall have been finally adjudicated not to have acted in good faith or to have been grossly negligent in its actions or inactions. Promptly upon receipt by any indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the Company hereunder, notify the Company in writing of the commencement thereof.

     (c) The Company acknowledges and agrees that its agreements and obligations under this Section 11 shall survive the termination of this Agreement and
           ----------
repayment in full of the Loans. The Agent shall be entitled to retain Collateral or require substitution therefor to the extent required to reasonably assure the Agent and the Lenders of satisfaction of the Company's obligations under this Section 11 and any Collateral not so required or, if sufficient cash
           ----------
collateral is substituted, then all of the Collateral, shall be released to the Company.

Section 12.  Amendments and Waivers, etc.
----------------------------------------

     (a) Any term of this Agreement or of the Security Documents or the Notes or the other Loan Documents may be amended and the observance of any term of this Agreement or of the Security Documents or the Notes may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Majority Lenders, provided
                                                                       --------
that no such amendment or waiver shall, without the prior written consent of all of the Agent, the Lenders or the holders of all of the Notes at the time outstanding, (a) extend the fixed maturity or reduce the principal amount of, or reduce the rate or extend the time of payment of interest on, or reduce the amount or extend the time of payment of any principal of, any Note, (b) change any Commitment or Percentage, (c) change the percentage referred to in the definition of "Majority Lenders" contained in Section 9 hereof, (d) amend this
               ----------------               ---------
Section 12, or (e) include a Subsequent Transaction within the definition of
----------
Eligible Securitization Transactions. Once a Default or Event of Default has occurred, such Default or Event of Default shall be deemed to exist and be continuing for all purposes of this Agreement and the other Loan Documents until the Majority Lenders or all of the Lenders (in the circumstances described in the foregoing clauses (a) through (e)) shall have waived such

Default or Event of Default in writing, stated in writing that the same has been remedied or cured to such Lenders' reasonable satisfaction or entered into an Amendment to this Agreement which by its express terms cures or waives such Default or Event of Default, at which time such Default or Event of Default shall no longer be deemed to exist or to have continued. Any amendment or waiver effected in accordance with this Section 12 shall be binding upon each holder of
                                 ----------
any Note at the time outstanding, each future holder of any Note and the Company.

     (b) The failure of the Agent or the Lenders to insist upon the strict performance of any term, condition or other provision of this Agreement or the Security Documents or the Notes or to exercise any right or remedy hereunder or thereunder shall not constitute a waiver by the Agent or the Lenders of any such term, condition or other provision or Default or Event of Default or Credit Trigger in connection therewith; and any waiver of any such term, condition or other provision or of any such Default or Event of Default or Credit Trigger shall not affect or alter this Agreement or the Security Documents or the Notes, and each and every term, condition and other provision of this Agreement, the Security Documents and the Notes shall, in such event, continue in full force and effect and shall be operative with respect to any other then existing or subsequent Default or Event of Default or Credit Trigger in connection therewith.

Section 13.  Nature of the Lenders' Obligations.  The Lenders' obligations to
-----------------------------------------------
make their respective Loans are several and not joint or joint and several. Any Lender which is not in default in the performance of its said obligations may, in its discretion, assume the obligations of any other Lender which is in default.

A.  Section 14.  The Agent.
    ----------------------

14.1  Appointment, Powers and Immunities.  Each Lender hereby irrevocably
----------------------------------------
appoints and authorizes the Agent to act as its agent hereunder and under each of the Security Documents with such powers as are specifically delegated to the Agent by the terms of this Agreement and the Security Documents, together with such other powers as are reasonably incidental thereto. The Agent (which term as used in this sentence and in subsection 14.5 and the first sentence of
                             ---------------
subsection 14.6 hereof shall include reference to its Affiliates and its own and
---------------
its Affiliates' officers, directors, employees and agents): (a) shall have no duties or responsibilities except those expressly set forth in this Agreement to be a trustee for any Lender; (b) shall not be responsible to the Lenders for any recitals, statements, representations or warranties contained in this Agreement or any Security Document, or in any certificate or other document referred to or provided for in, or received by any of them under, this Agreement or any Security Document, or for the value, validity, effectiveness, genuineness, enforceability, perfection or sufficiency of this Agreement, any Note, any Security Document or any other document referred to or provided for herein or therein or for any failure by the Company or any other Person to perform any of its obligations hereunder or thereunder; (c) shall not be required to initiate or conduct any litigation or collection proceedings hereunder except to the extent requested by the Majority Lenders; and (d) shall not be responsible for any action taken or omitted to be taken by it hereunder or under any Security Document or other document or instrument referred to or provided for herein or therein or in connection herewith, except for its own gross negligence or willful misconduct. The Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. Subject to the foregoing, the Agent shall, on behalf of the Lenders: (i) execute any and all of the Security Documents on behalf of the Lenders; (ii) hold and apply any and all Collateral, and the proceeds thereof, at any time received by it, in accordance with the provisions of the Security Documents and this Agreement; (iii) exercise any and all rights, powers and remedies of the Lenders under this Agreement or any of the Security Documents, including the giving of any consent or waiver or the entering into of any amendment, subject to the provisions of Section 12(a);
                                                                 -------------
(iv) execute, deliver and file UCC financing statements, mortgages, deeds of trust, lease assignments and other such agreements, and possess instruments on behalf of any or all of the Lenders; and (v) in the event of acceleration of the Company's Indebtedness hereunder, use such efforts to sell or otherwise liquidate or dispose of the Collateral referred to herein and in the Security Documents and otherwise exercise the rights of the Lenders thereunder as the Agent would customarily take with respect to loans made exclusively by it and of a nature comparable to the Loans made hereunder.

14.2  Reliance by Agent.  The Agent shall be entitled to rely upon any
-----------------------
certifications, notices or other communications (including any communications by telephone, telex, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Agent. As to any matters not expressly provided for by this Agreement, the Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with instructions signed by the Lenders (or the Majority Lenders, to the extent permitted by the terms hereof), and such instructions of the Lenders or the Majority Lenders, as applicable, and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders.

14.3  Defaults.  The Agent shall not be deemed to have knowledge of the
--------------
occurrence of a Default, Event of Default or Credit Trigger (other than the nonpayment of principal of or interest on the Notes) unless the Agent has received written notice from a Lender or the Company specifying such Default, Event of Default or Credit Trigger. In the event that the Agent receives such a notice of the occurrence of a Default, Event of Default or Credit Trigger, the Agent shall give prompt notice thereof to the Lenders (and shall give each Lender prompt notice of each such nonpayment). The Agent shall (subject to subsection 14.7) take such action with respect to such Default, Event of Default
---------------
or Credit Trigger as shall be directed by the Majority Lenders, provided that, unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default, Event of Default or Credit Trigger as it shall deem advisable in the best interest of the Lenders.

14.4  Rights as a Lender.  With respect to its Commitment and the Loans made by
------------------------
it, the Agent in its capacity as a Lender hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as the Agent, and the term "Lender" or "Lenders" shall, unless
                                            ------      -------
the context otherwise indicates, include the Agent in its individual capacity. The Agent and its Affiliates may (without having to account therefor to any Lender) accept deposits from, lend money to and generally engage in any kind of Banking, trust or other business with the Company and any of its Affiliates as if it were not acting as the Agent, and the Agent may accept fees and other consideration from the Company for services as the Agent or otherwise without having to account for the same to the Lenders.

14.5  Indemnification.  The Lenders agree to indemnify the Agent ratably in
---------------------
accordance with the aggregate principal amount of the Notes held by the Lenders (or, if no such principal or interest is at the time outstanding, ratably in accordance with their respective Percentages of the Total Commitment), for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of this Agreement, the Notes or any Security Document or any other document contemplated by or referred to herein or the transactions contemplated by or referred to herein or therein (including, without limitation, the costs and expenses which the Company is obligated to pay but excluding, unless a Default, Event of Default or Credit Trigger has occurred and is continuing, normal administrative costs and expenses incident to the performance of its agency duties hereunder) or the enforcement of any of the terms of this Agreement, the Notes or any Security Document or of any such other documents, provided that no Lender shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the party to be indemnified.

14.6  Non-Reliance on Agent and Other Lenders.  Each Lender agrees that it has,
---------------------------------------------
independently and without reliance on the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Company, the Collateral, the Eligible Securitization Transactions and the Related Events, and its own decision to enter into this Agreement and that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement. Without limiting the foregoing, each Lender has analyzed and approved the Lenders' Value Model, and the Agent has no responsibility therefor. The Agent shall not be required to keep itself informed as to the performance or observance by the Company of this Agreement or any other document referred to or provided for herein or to inspect the properties or books of the Company. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or business of the Company (or any of its Affiliates) which may come into the possession of the Agent or any of its Affiliates. Notwithstanding the foregoing, the Agent will use its best efforts to provide to the Lenders any and all information reasonably requested by them and reasonably available to the Agent promptly upon such request.

14.7  Failure to Act.  Except for action expressly required of the Agent
--------------------
hereunder, the Agent shall in all cases be fully justified in failing or refusing to act hereunder unless it shall be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

14.8  Resignation of Agent.  Subject to the appointment and acceptance of a
--------------------------
successor Agent as provided below, the Agent may resign at any time by giving notice thereof to the Lenders and the Company. Upon any such resignation, the Majority Lenders shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Majority Lenders and shall have accepted such appointment within 30 days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent which shall be a Lender which has a combined capital and surplus of at least $100,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After the retiring Agent's resignation hereunder as Agent, the provisions of this Section 14 shall continue in effect
                                           ----------
for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Agent.

14.9  Cooperation of Lenders.  Each Lender shall (a) promptly notify the other
----------------------------
Lenders and the Agent of any Events of Default known to such Lender under this Agreement and not reasonably believed to have been previously disclosed to the other Lenders; (b) provide the other Lenders and the Agent with such information and documentation as such other Lenders or the Agent shall reasonably request in the performance of their respective duties hereunder, including all information relative to the outstanding balance of principal, interest and other sums owed to such Lender by the Company; and (c) cooperate with the Agent with respect to any and all collections and/or foreclosure procedures at any time commenced against the Company or otherwise in respect of the Collateral by the Agent on behalf of the Lenders.

14.10 Security.  Notwithstanding the foregoing, the Agent and the other Lenders
--------------
agree, as among themselves, that (i) the Agent shall not without the consent of the Majority Lenders make any sale or disposition of the Collateral pursuant to any of the Security Documents, and (ii) the Agent shall not without the consent of all of the Lenders release the security interest of the Lenders in any of the Collateral or release or discharge any Person which is a party to any of the Security Documents from its obligations thereunder, except in each case as expressly provided in the Security Documents, or consent or agree to any amendment or waiver of any material provision of any of the Security Documents.

     The Agent acknowledges to the other Lenders that it is acting in an agency capacity hereunder and that the security interest in the Collateral granted under the Security Documents secures the Indebtedness of the Company owing to all of the Lenders. In the event of any default, the Agent will apply and/or pay over to the Lenders any net proceeds derived from the Collateral pro rata on
                                                                     --- ----
the basis of the then outstanding portion of the total Indebtedness of the Company owed to the Lenders.

     The Agent will be reimbursed or properly indemnified by the Lenders in the event the Agent is requested by the Lenders to take or omit to take any action with respect to the Collateral (any such reimbursement or indemnification to be pro rata as provided in subsection 14.5). The Agent shall have the
--- ----                ---------------
right to retain counsel to advise it as to any action or decision with respect to the Collateral and shall be reimbursed by the other Lenders for the cost of the same (to the extent the Agent is not reimbursed by the Company) prior to distributing any of the Collateral or any proceeds thereof (any such reimbursement to be pro rata as aforesaid).
                    --- ----

14.11 Amendment of Section 14.  The Company hereby agrees that the foregoing
-----------------------------
provisions of this Section 14 constitute an agreement among, and solely for the benefit of, the Agent and the Lenders (and the Agent and the Lenders acknowledge that the Company is not a party to or bound by such foregoing provisions) and that any and all of the provisions of this Section 14 may be amended at any time
                                           ----------
by the Lenders without the consent or approval of, or notice to, the Company (other than the requirement of notice to the Company of the resignation of the Agent).

B.  Section 14.  Assignment and Participation.
    -----------------------------------------

14.12 Conditions to Assignment by Lenders.  Except as provided herein, each
-----------------------------------------
Lender may assign to one or more Eligible Assignees all or a portion of its interests, rights and obligations under this Agreement (including all or a portion of its Percentage and Commitment and the same portion of the Loans at the time owing to it) and the Note held by it; provided that (i) each such
                                               --------
assignment shall be of a constant, and not a varying, percentage of all the assigning Lender's rights and obligations under this Credit Agreement, (ii) each assignment shall be in an amount that is at least $2,000,000 and a whole multiple of $100,000 in excess of such $2,000,000 and (iii) the parties to such assignment shall execute and deliver to the Agent, for recording in the Register (as hereinafter defined), an Assignment and Acceptance, in the form required by the Agent (an "Assignment and Acceptance"), together with any Note subject to
               -------------------------
such assignment. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least seven (7) Banking Days after the execution thereof, (i) the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder, and (ii) the assigning Lender shall, to the extent provided in such assignment and upon payment to the Agent of the registration fee referred to in subsection 14.14, be released from its obligations under this Agreement.
      ----------------
The Company shall respond to any written request for the approval of an assignment within seven (7) Banking Days of receipt thereof and the failure to respond shall be deemed approval.

14.13 Certain Representations and Warranties; Limitations; Covenants. By
--------------------------------------------------------------------
executing and delivering an Assignment and Acceptance, the parties to the assignment thereunder confirm to and agree with each other and the other parties hereto as follows:

     (a) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim, the assigning Lender makes no representation of warranty, express or implied, and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or the attachment, perfection or priority of any security interest;

     (b) the assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Company and its Subsidiaries, or the performance or observance by the Company and its Subsidiaries of any of their obligations under this Agreement or any of the other Loan Documents or any other instrument or document furnished pursuant thereto or thereto;

     (c) such assignee confirms that it has received a copy of this Agreement, together with copies of the most recent financial statements referred to in
Section 5 and such other documents and information as it has deemed appropriate
---------
to make its own credit analysis and decision to enter into such Assignment and Acceptance;

     (d) such assignee will, independently and without reliance upon the assigning Lender, the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Credit Agreement;

     (e) such assignee represents and warrants that it is an Eligible Assignee;

     (f) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto;

     (g) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as a Lender; and

     (h) such assignee represents and warrants that it is legally authorized to enter into such Assignment and Acceptance.

14.14 Register.  The Agent shall maintain a copy of each Assignment and
--------------
Acceptance delivered to it and a register or similar list (the "Register") for
                                                                --------
the recordation of the names and addresses of each of the Lenders and the Commitment and Percentage of, and principal amount of the Loans owing to the Lenders from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Company, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Company and the Lenders at any reasonable time and from time to time upon reasonable prior notice. Upon each recordation in the Register arising from execution of an assignment and acceptance, the assigning Lender agrees to pay to the Agent a registration fee in the sum of $2,500.

14.15 New Notes.  Upon its receipt of an Assignment and Acceptance executed by
---------------
the parties to such assignment, together with each Note subject to such assignment, the Agent shall (i) record the information contained therein in the Register, and (ii) give prompt notice thereof to the Company and the Lenders (other than the assigning Lender). Within seven (7) Banking Days after receipt of such notice, the Company, at its own expense, shall execute and deliver to the Agent, in exchange for each surrendered Note, a new Note to the order of such Eligible Assignee in an amount equal to the amount assumed by such Eligible Assignee pursuant to such Assignment and Acceptance and, if the assigning Lender has retained some portion of its obligations hereunder, a new Note to the order of the assigning Lender in an amount equal to the amount retained by it hereunder. Such new Notes shall provide that they are replacements for the surrendered Notes, shall be in an aggregate principal amount equal to the aggregate principal amount of the surrendered Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of the assigned Notes. Within seven (7) Banking Days of issuance of any new Notes pursuant to this subsection 14.15, if so requested by
                                           ----------------
the Agent the Company shall deliver an opinion of counsel, addressed to the Lenders and the Agent, relating to the due authorization, execution and delivery of such new Notes and the legality, validity and binding effect thereof, substantially in the same form as the corresponding portion of the legal opinion delivered on the Closing Date. The surrendered Notes shall be canceled and returned to the Company. The Company shall be reimbursed for reasonable expenses incurred in connection with obtaining such opinion of counsel.

14.16 Participants.  Each Lender may (subject to the provisions of this
------------------
subsection 14.16 and without the consent of the Agent) sell participations to
----------------
one or more Lenders or other entities in all or a portion of such Lender's rights and obligations under this Agreement and the other Loan Documents; provided that (i) each such participation shall be in amount of not less than
--------
$1,000,000, (ii) any such sale or participation shall not affect the rights and duties of the selling Lender hereunder to the Company, (iii) the only rights granted to the participant pursuant to such participation arrangements with respect to waivers, amendments or modifications of the Loan Documents shall be the rights to approve waivers, amendments or modifications that would reduce the principal of or the interest rate on any Loans, extend the term or increase the amount of the Commitment of such Lender as it relates to such participant, reduce the amount of any commitment fees to which such participant is entitled or extend any regularly scheduled payment date for principal or interest and
(iv) each Lender desiring to sell a participation shall notify the Agent in writing prior to committing to such sale.

14.17 Disclosure.  The Lenders shall hold all non-public information relating to
----------------
the Company obtained by it under this Agreement in accordance with its customary procedures for handling confidential information of this nature.

14.18 Assignee or Participant Affiliated with the Company.  If any assignee
---------------------------------------------------------
Lender is an Affiliate of the Company, then any such assignee Lender shall have no right to vote as a Lender hereunder or under any of the other Loan Documents for purposes of granting consents or waivers or for purposes of agreeing to amendments or other modifications to any of the Loan Documents or for purposes of making requests to the Agent, and the determination of the Majority Lenders shall for all purposes of this Agreement and the other Loan Documents be made without regard to such assignee Lender's interest in any of the Loans. If any Lender sells a participating interest in any of the Loans to a participant, and such participant is an Affiliate of the Company, then such transferor Lender shall promptly notify the Agent of the sale of such participation. A transferor Lender shall have no right to vote as a Lender hereunder or under any of the other Loan Documents for purposes of granting consents or waivers or for purposes of agreeing to amendments or modifications to any of the Loan Documents or for purposes of making requests to the Agent to the extent that such participation is beneficially owned by any Affiliate of the Company, and the determination of the Majority Lenders shall for all purposes of this Agreement and the other Loan Documents be made without regard to the interest of such transferor Lender in the Loans to the extent of such participation.

14.19 Miscellaneous Assignment Provisions.  Any assigning Lender shall retain
-----------------------------------------
its rights to be indemnified pursuant to Section 11 with respect to any claims
                                         ----------
or actions arising prior to the date of such assignment. If any assignee Lender is not incorporated under the laws of the United States of America or any state thereof, it shall, prior to the date on which any interest or fees are payable hereunder or under any of the other Loan Documents for its account, deliver to the Company and the Agent certification as to its exemption from deduction or withholding of any United States federal income taxes. Anything contained in this Agreement to the contrary notwithstanding, any Lender may at any time pledge all or any portion of its interest and rights under this Agreement (including all or any portion of its Notes) to any of the twelve Federal Reserve Lenders organized under '4 of the Federal Reserve Act, 12 U.S.C. '341 without the Company's prior approval. No such pledge or the enforcement thereof shall release the pledgor Lender from its obligations hereunder or under any of the other Loan Documents.

Section 15.  Miscellaneous.
--------------------------

15.1  Notices, etc.  All notices and other communications hereunder shall be in
------------------
writing and shall be personally delivered or mailed by first class mail, postage prepaid, as follows:

     (a)  If to the Lenders or the Agent:

          State Street Lender and Trust Company
          225 Franklin Street
          Boston, MA  02110
          Attention:  Russell J. Salisbury

     with a copy to:

          Peter M. Palladino, P.C.
          Choate, Hall & Stewart
          Exchange Place

          53 State Street
          Boston, MA 02109

and, in the case of all notices relating to payments,

          The Prudential Insurance Company of America
          The Structured Finance High Yield Fund, LLC
          c/o Prudential Investments - Structured Finance Group
          One Gateway Center, 11th Floor
          Newark, NJ 07102-5311
          Attention:     Managing Director
          Telephone No.: (973) 802-4587
          Telecopy No.:  (973) 802-2147

     with a copy to:

          The Prudential Insurance Company of America
          c/o Trade Management
          Four Gateway Center
          100 Mulberry Street
          Newark, NJ 01702-4077
          Attention:     Manager
          Telephone No.: (973) 367-3141
          Telecopy No.:  (973) 802-9245

and in the case of all notices relating to borrowings, to:

          The Prudential Insurance Company of America
          The Structured Finance High Yield Fund, LLC
          c/o Trade Management
          Four Gateway Center
          100 Mulberry Street
          Newark, NJ 01702-4077
          Attention:     Manager
          Telephone No.: 973-367-3141
          Telecopy No.:  973-802-9245

     with a copy to:

          The Prudential Insurance Company of America
          c/o Prudential Investments - Structured Finance Group
          One Gateway Center, 11th Floor
          Newark, NJ 07102-5311
          Attention:     Managing Director
          Telephone No.: 973-802-4587
          Telecopy No.:  973-802-2147

and, in the case of all other notices, to:

          The Prudential Insurance Company of America
          c/o Prudential Investments - Structured Finance Group
          One Gateway Center
          Newark, NJ 07102-5311

          Attention:     Managing Director
          Telephone No.: 973-802-4587
          Telecopy No.:  973-802-2147

     (b)  If to the Company:

          Consumer Portfolio Services, Inc.
          2 Ada
          Irvine, California  92618
          Attention:  Jeffrey Fritz and Mark Creatura, Esq.

or to such other address or addresses as the party to whom such notice is directed may have designated in writing to the other parties hereto. A notice shall be deemed to have been given upon receipt by the party to whom such notice is directed.

15.2  Calculations, etc.  Calculations hereunder shall be made and financial
-----------------------
data required hereby shall be prepared, both as to classification of items and as to amounts, in accordance with GAAP and practices which principles and practices shall be consistently applied and in conformity with those used in the preparation of the financial statements referred to herein.

15.3  Governmental Approval.  The Company agrees to take any action which the
---------------------------
Lenders may reasonably request in order to obtain and enjoy the full rights and benefits granted to the Lenders by this Agreement and the Security Documents, including specifically, at the Company's own cost and expense, the use of its best efforts to assist in obtaining approval of the any applicable governmental or regulatory authority or court for any action or transaction contemplated by this Agreement or the Security Documents which is then required by law.

15.4  Survival of Agreements, etc.  This Agreement shall inure to the benefit of
---------------------------------
the Lenders and their successors and assigns including any subsequent holder or holders of the Notes, and the terms "Lenders" and "Lender" shall include any
                                     -------       ------
such holder or holders whenever the context permits. In the event of a sale or assignment by any Lender in accordance with the terms of this Agreement of all or any part of the Loans or any of the Secured Obligations (as defined in the Security Documents) held by it, such Lender may assign or transfer its rights and interests under this Agreement and any one or more of the Security Documents in whole or in part to the purchaser or purchasers thereof, whereupon such purchaser or purchasers shall become vested with all of the powers and rights of such Lender hereunder and thereunder, and such Lender shall thereafter be forever released and fully discharged from any liability or responsibility hereunder or thereunder accruing or arising after the effective date of the assignment with respect to the rights and interests so assigned. All agreements, representations and warranties made herein shall survive the execution and delivery of this Agreement and the making of the Loans hereunder.

15.5  Counterparts, etc.  This Agreement may be executed in any number of
-----------------------
counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all the counterparts shall together constitute one and the same instrument.

15.6  Entire Agreement, etc.  This Agreement constitutes the entire contract
---------------------------
between the parties hereto and shall supersede and take the place of any other instrument purporting to be an agreement of the parties hereto relating to the transactions contemplated hereby. This Agreement may not be changed orally but only by an agreement in writing signed by the party against whom any waiver, change, modification or discharge is sought.

15.7  Governing Law, etc.; Construction.  (a) This Agreement and the Notes,
---------------------------------------
including the validity thereof and the rights and obligations of the parties hereunder and thereunder, shall be construed in accordance with and governed by the internal laws of The Commonwealth of Massachusetts (without reference to conflicts of laws principles) and is intended to take effect as a sealed instrument. Except as prohibited by law which cannot be waived, the Company hereby waives any right that it may have to claim or recover in any litigation involving the Lenders any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The provisions of this Agreement are severable; the unenforceability of any provision of this Agreement shall not affect the validity, binding effect and enforceability of any other provision or provisions of this Agreement.

     (b) Any reference to this Agreement, the Notes, the Security Documents and the other Loan Documents contained herein or in any other Loan Document shall (unless otherwise indicated) be deemed to refer to such writing as the same may be amended and/or restated from time to time in accordance with the terms thereof. The words "herein", "hereof", "hereunder" and words of like import
                     ------    ------    ---------
shall refer to this Agreement as a whole and not to any particular section or paragraph of this Agreement. In the event of any conflict between the provisions of this Agreement (on the one hand) and the provisions of any of the other Loan Documents (on the other hand), the provisions of this Agreement shall prevail.

15.8  Jurisdiction; Waiver of Jury Trial.  THE COMPANY, TO THE EXTENT THAT IT
----------------------------------------
MAY LAWFULLY DO SO, HEREBY CONSENTS TO SERVICE OF PROCESS, AND TO BE SUED, IN THE COMMONWEALTH OF MASSACHUSETTS AND CONSENTS TO THE JURISDICTION OF THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS AND THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF MASSACHUSETTS, AS WELL AS TO THE JURISDICTION OF ALL COURTS TO WHICH AN APPEAL MAY BE TAKEN FROM SUCH COURTS, FOR THE PURPOSE OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF ANY OF ITS OBLIGATIONS HEREUNDER OR UNDER THE NOTES OR ANY OF THE SECURITY DOCUMENTS OR WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, AND EXPRESSLY WAIVES ANY AND ALL OBJECTIONS IT MAY HAVE AS TO VENUE IN ANY SUCH COURTS. THE COMPANY FURTHER AGREES THAT A SUMMONS AND COMPLAINT COMMENCING AN ACTION OR PROCEEDING IN ANY OF SUCH COURTS SHALL BE PROPERLY SERVED AND SHALL CONFER PERSONAL JURISDICTION IF SERVED PERSONALLY OR BY CERTIFIED MAIL TO IT AT ITS ADDRESS PROVIDED IN SUBSECTION 15.1 OR AS OTHERWISE PROVIDED UNDER THE LAWS OF THE COMMONWEALTH OF
---------------
MASSACHUSETTS. THE COMPANY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY PROCEEDING HEREAFTER INSTITUTED IN RESPECT OF THIS AGREEMENT, THE NOTE, THE SECURITY DOCUMENTS, OR ANY OTHER DOCUMENTS EXECUTED IN CONNECTION HEREWITH OR THEREWITH. The Company hereby certifies that neither the Agent nor the Lenders nor any of their representatives, agents or counsel have represented, expressly or otherwise, that the Lenders would not, in the event of any such suit, action or proceeding, seek to enforce this waiver of right to trial by jury. The Company acknowledges that the Lenders have been induced to enter into this Agreement by, among other things, this waiver. The Company acknowledges that it has read the provisions of this Agreement and in particular this paragraph; has consulted legal counsel; understands the rights it is granting in this Agreement and is waiving under this section in particular; and makes the above waiver knowingly, voluntarily and intentionally.

                            * * * * * * * * * * * *

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as a sealed instrument as of the date first above written.


                                       CONSUMER PORTFOLIO SERVICES, INC.


                                       By:
                                          --------------------------------------
                                          (Title)


                                       STATE STREET BANK AND TRUST COMPANY,
                                       INDIVIDUALLY AND AS AGENT


                                       By:
                                          --------------------------------------
                                          (Title)


                                       THE STRUCTURED FINANCE HIGH YIELD FUND,
                                       LLC


                                       By:
                                          --------------------------------------
                                          (Title)


                                       THE PRUDENTIAL INSURANCE
                                       COMPANY OF AMERICA


                                       By:
                                          --------------------------------------
                                          (Title)